Stein Roe Mutual Funds

ANNUAL REPORT
SEPT. 30, 1997

PHOTO OF:
Stein Roe Equity Funds

GROWTH FUNDS

           GROWTH STOCK FUND
           GROWTH OPPORTUNITIES FUND
           SPECIAL FUND
           SPECIAL VENTURE FUND
           CAPITAL OPPORTUNITIES FUND



LOGO: STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS(SM)

Contents

From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4

   How the Stein Roe growth funds have done over time

Q&A
Growth Stock Fund.................................................   8
Growth Opportunities Fund.........................................   12
Special Fund......................................................   16
Special Venture Fund..............................................   20
Capital Opportunities Fund........................................   25

   Interviews with the portfolio managers and a summary of investment activity

Investments.......................................................   29

   A complete list of investments with market values

Financial Statements..............................................   42

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   51

Financial Highlights..............................................   56

   Selected per-share data

Report of Independent
  Public Accountants..............................................   67

General Information...............................................   69


                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT

TO OUR SHAREHOLDERS
We're pleased to present this annual report for the Stein Roe growth funds -- Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund and Capital Opportunities Fund. This report covers the fiscal year ended Sept. 30, 1997.
   Like the two years that preceded it, the fiscal year ended Sept. 30, 1997, was sensational for the U.S. equity market. Rarely in any three-year period in the history of the U.S. stock exchanges have consecutive annual gains of more than 20 percent been reported. The cumulative total return of the S&P 500 Index for the three-year period was 119 percent,* providing investors with the potential to more than double their money in the stock market in three years' time.

THE EQUITY MARKETS: A TALE OF TWO PERIODS

The story of the past 12 months, however, is a tale of two periods. The first half of the fiscal year, which ran from Sept. 30, 1996, through March 31, 1997, belonged to large-cap, multinational growth stocks. Worldwide markets were strong, and many of the companies that have international operations were reporting greater-than-expected earnings. Subsequently, investors rushed in hoping to take advantage of further returns. Later in the fiscal year, however, many international economies retreated, causing several of these same companies to report lower-than-expected earnings. In addition, the Federal Reserve in March raised the federal funds rate -- the rate banks charge each other to borrow money -- in an effort to slow down rampant economic growth and tame inflation fears. Combined, these factors caused turbulence in the U.S. investment markets, resulting in a major drop in indices, as evidenced by the Dow Jones Industrial Average's (DJIA) plunge of nearly 300 points over two days in April.
   This retreat, however, was short-lived. The Federal Reserve's tightening in late March successfully slowed economic growth, and calmed inflation fears, and the DJIA rapidly recouped its April losses. This slowdown in economic activity did temporarily affect the performance of smaller growth companies, which operate primarily in this country. Investors slowly began to realize that small-and mid-cap stocks offered good earnings growth potential at attractive valuations. As a result, small-caps rallied in August and eclipsed large-cap stocks for the second half of the fiscal year.

OTHER MARKETS

In the midst of the tremendous bull market that has propelled U.S. equity investments to new highs, bond investments have taken a back seat. On an absolute basis, however, bonds did perform well in the 12 months ended Sept. 30, 1997, and bond markets even enjoyed a few strong rallies when investors sought shelter from the turbulent equity arenas.


Photo of: Tim Armour.

   International stocks continued to underperform domestic investments for the fiscal year, primarily reflecting the troubled nature of Japan's economy and, by extension, its investment markets. As Japan is the second largest market in the world, international investors still tend to focus their investments there; for example, the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) held 29 percent of its investments in Japan on Sept. 30, 1997. Japan continued to underperform during the fiscal year, accounting for a lot of the underperformance in international mutual fund investments. Most of the other large international markets are up through the fiscal year end, but their currencies are weak against the dollar, lessening the gains when translated. Latin America and some of the smaller European countries posted solid returns this year as well, and despite continued currency crises we continue to see some good values in select issues there.

ASIA FEINTS...AND AMERICA BLINKS

Recently, in late 1997, a sharp selloff in markets around the world -- panicky investors' response to currency crises and economic uncertainties that spread through Southeast Asia -- culminated in a surprisingly severe crash in Hong Kong. This sequence of events finally unnerved investors in the developed countries, which resulted in sharp declines in all of the major markets -- including the United States, where stocks tumbled 7 percent in one day of trading and have continued to be volatile. While unsettling, such corrections are a normal part of investing. No one can predict market events with any certainty, yet despite the unease caused by the sharp and unexpected selloff, we believe there is no reason to panic. Not only are interest rates relatively stable and, in our opinion, likely to remain free of Federal Reserve manipulation, but domestic economic growth is strong and inflation is low as well. As a result, we believe the impact on the U.S. economy of the market's recent confusion will not be large, and may even be moderately positive. In Asia, we believe the currency crisis still needs time to heal, but that some necessary corrections are under way. We are on the lookout for attractive valuations that we believe Asia has the potential to produce in time.

RESPONDING TO A MARKET CORRECTION

As recent events show, investing can be -- and often is -- more like a walk on the wild side than a cakewalk. If the market's recent ups and downs have made you a little nervous, we think it's important to keep things in perspective. If your mutual fund was appropriate to your investing objectives yesterday, it still is today. Moreover, Standard & Poor's historical performance statistics show that there have been six market corrections of 20 percent or more during the past 30 years. While unsettling, such setbacks are normal. If you're tempted to exit the market completely, remember this: history has shown that investors tend to lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential bull market that follows. That's because, on average, based on the 12 bear markets since 1933, a bear market tends to be followed by a dramatic advance, averaging 121 percent.+
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,

   /s/ Timothy K. Armour

   Timothy K. Armour
   President
   Nov. 10, 1997

* Stein Roe, 1997. Stock market performance is measured by the S&P 500, an unmanaged group of stocks generally representative of the U.S. stock market. The S&P 500 differs in composition from any Stein Roe fund; it is not available for direct investment.

+ Computed using Stocks, Bonds, Bills and Inflation 1997 Yearbook,TM Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. (C)1997 Ibbotson Associates, Inc. All rights reserved.

FUND PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns
                          Periods ended Sept. 30, 1997
                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
GROWTH STOCK FUND                        33.10%    27.34%    17.25%     12.68%
SPECIAL FUND                             33.67     21.78     18.60      15.15
CAPITAL OPPORTUNITIES FUND               -6.25     24.44     21.45      10.91
S&P 500                                  40.43     29.89     20.75      14.73
S&P MidCap                               39.10     25.88     20.24      16.47
Nasdaq Industrials                       24.16     20.94     17.24      11.21
Russell 2000                             33.19     22.97     20.51      12.25
                                              PAST 1               LIFE
                                               YEAR              OF FUND(1)
SPECIAL VENTURE FUND                          21.73%             27.28%
Russell 2000                                  33.19              23.87
                                               SINCE               LIFE
                                             INCEPTION           OF FUND(1)
GROWTH OPPORTUNITIES FUND                      7.70%                --%
S&P 500 Index                                  7.49               7.49

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the S&P MidCap, the Nasdaq Industrials and the Russell 2000 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

1Inception Date: Special Venture Fund -- Oct. 17, 1994; Growth Opportunities Fund -- June 30, 1997. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Fund's inception date.

INVESTMENT COMPARISON

COMPARISON of change in value of a $10,000 investment.

Special Fund, Growth Stock Fund and Capital Opportunities Fund

LINE CHART:
SPECIAL FUND, GROWTH STOCK FUND AND CAPITAL OPPORTUNITIES FUND
               CAPITAL
               OPPORTUNITIES                       SPECIAL       GROWTH
               FUND              S&P 500           FUND          STOCK FUND
9/30/87        10000             10000             10000         10000
9/30/88         7673              8761              9493          7429
9/30/89        10488             11648             13291          9945
9/30/90         6554             10571             12124          9530
9/30/91        10062             13858             16026         13022
9/30/92        10664             15389             17462         14893
9/30/93        14291             17384             22238         15652
9/30/94        14621             18024             22688         15981
9/30/95        20097             23378             26001         20484
9/30/96        30056             28123             30653         24794
9/30/97        28178             39500             40973         33001


Special Venture Fund
LINE CHART:
               SPECIAL
               VENTURE
               FUND              RUSSELL 2000
10/31/94       10000             10000
12/31/94        9854             10243
3/31/95        10309             10804
6/30/95        11275             11218
9/30/95        12389             12399
12/31/95       12657             13027
3/31/96        13303             14036
6/30/96        13969             15148
9/30/96        14016             16343
12/31/96       14745             16758
3/31/97        13983             15436
6/30/97        16250             17841
9/30/97        18668             19893

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500 or the Russell 2000, each an unmanaged group of stocks that differs from the composition of any Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

INVESTMENT COMPARISON

COMPARISON of change in value of a $10,000 investment.

GROWTH OPPORTUNITIES FUND

LINE CHART:
                GROWTH
                OPPORTUNITIES
                FUND             S&P 500 INDEX
6/30/97         10000            10000
7/31/97         10470            10795
8/29/97         10220            10191
9/30/97         10770            10749

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500 or the Russell 2000, each an unmanaged group of stocks that differs from the composition of any Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

INVESTMENT COMPARISON CONTINUED

                         MAKING THE MOST OF PERFORMANCE

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.
   That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.
   When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.
   No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF
SR&F GROWTH STOCK PORTFOLIO

                                    FUND DATA

   INVESTMENT OBJECTIVE:
   Seeks long-term capital
   appreciation by investing in a diversified portfolio. Under normal conditions, the portfolio will invest at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

   FUND INCEPTION:
   July 1, 1958

   TOTAL NET ASSETS:
   $607.7 million

Photo of : Erik Gustafson.

Growth Stock Fund closed to new investors on Oct. 15, 1997, subject to the terms set forth in the prospectus supplement dated Aug. 21, 1997.

Q: How did the Fund perform this year?

A: The Fund's total return for the fiscal year ended Sept. 30, 1997, was 33.10 percent, just shy of the Lipper growth fund peer group, which posted a median return of 33.52 percent for the same period. The S&P 500 returned 40.34 percent. The Fund's long-term return of 27.34 percent for the three-year period ended Sept. 30, 1997, outpaced the peer group return of 24.84 percent.

Q: What factors drove performance?

A: In the first half of the fiscal year, our holdings in such global consumer franchises as Coca-Cola, Gillette and Procter & Gamble (2.7 percent, 2.8 percent and 2.7 percent of total net assets, respectively) posted strong returns. Later in the fiscal year, amid speculations of earnings disappointments from large-cap companies, we saw investors subtly shifting their interest away from growth companies and into cyclicals in an effort to capture some upside earning potential.
   Financial services was a particular standout. Americans are increasingly aware of the importance of saving for retirement with pre-tax investments. And with baby boomers -- one of the largest market forces in action -- slowly approaching retirement, we have seen an increase of dollars flowing into financial services companies. As a result, companies in this sector -- such as Citicorp, Travelers and American International Group -- all proved to be strong holdings for us (2.4 percent, 3.4 percent and 2.5 percent of total net assets, respec tively). We also saw positive performance from our technology issues, including Ericsson, Lucent and Microsoft -- all companies that have continued to take advantage of consumers' demand for new and existing technology (3.2 percent, 2.7 percent and 2.7 percent of total net assets, respectively).

Q: What hindered performance?

A: Some of our holdings did have disappointing earnings, which affected the Fund's performance in recent months. Those earnings were hurt by the strong U.S. dollar. When the dollar is strong, large multinational companies -- companies that generate a large portion of their revenue overseas -- realize lower earnings as their foreign profits are translated into the stronger U.S. currency.

Q: Despite these influences, do you still think that the portfolio's large-cap holdings have the potential to perform well?

A: We remain positive about the growth stocks of companies we currently own. As the world continues to modernize, we think the world will continue to Americanize and companies that dominate in the United States are poised to do so globally. We will remain true to our strategy, focusing on creating a portfolio of what we think are among the best businesses in the world.

Q: What's your outlook?

A: We think the economy will continue along its noninflationary growth track. If it does, we would expect a favorable environment for many of the large U.S. companies we own -- companies that we think are well positioned competitively and dominate the marketplace with their products.

Q: What sectors do you believe will perform well in coming months and why?

A: With baby boomers continuing to pour money into financial services, we believe we are well positioned to take advantage of opportunities in that sector. We also believe the Fund is well positioned in the energy sector, and specifically in oil services, where we believe companies such as Schlumberger, Baker-Hughes and Ensco (3.0 percent, 1.8 percent and 1.3 percent of total net assets, respectively), have the potential to take advantage of a secular uptrend in energy driven by supply and demand.
   We have overweighted the portfolio in technology, holding 25 percent of the portfolio's issues in this sector -- a normal weighting is roughly 17 percent. This reflects our conviction that technology will continue to have a remarkable impact on all of our personal lives. Specifically, we own telecommunications companies, including Ericsson, Motorola, Tellabs, Cisco Systems and Lucent Technologies (3.2 percent, 3.0 percent, 2.1 percent, 3.0 percent and 2.7 percent of total net assets, respectively). We believe consumers will continue to demand more capacity from products such as voice, video and Internet, and these companies will benefit from that demand.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1997, were 33.52 percent,
18.62 percent and 13.19 percent, respectively.

FUND HIGHLIGHTS

                             Growth Stock Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
Travelers Group, Inc.               3.4%    The Intel Corporation               3.0%
LM Ericsson Telecommunications      3.2     Cisco Systems                       3.0
General Electric Company            3.1     Eli Lilly                           3.0
Federal National Mortgage Assn.     3.1     Motorola, Inc.                      3.0
Schlumberger Limited                3.0     Gillette Company                    2.8
------------------------------------------------------------------------------------
                                            Total                              30.6%
====================================================================================

                           Equity Portfolio Highlights
                                             PORTFOLIO               S&P 500
Number of Holdings                                  40                   500
Median Market Value ($ Mil.)                   $41,380                $6,816


PIE CHARTS:
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                             EQUITY PORTFOLIO             S&P 500
Basic Materials              12%                           5%
Consumer Cyclical            24%                          13%
Consumer Noncyclical          8%                          21%
Energy                       18%                          10%
Financial                    10%                          16%
Industrial                   25%                          10%
Technology                    3%                          17%
Utilities                     0%                           8%


ASSET ALLOCATION
                             AS OF SEPT. 30, 1996         AS OF SEPT. 30, 1997
Equities                     95.2%                        95.6%
Cash & Equivalents            4.8%                         4.4%

Q&A
AN INTERVIEW WITH GLORIA SANTELLA, ERIC MADDIX AND ART MCQUEEN,
PORTFOLIO MANAGERS OF GROWTH OPPORTUNITIES FUND

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term capital
   appreciation by investing in the stocks of companies believed to offer substantial long-term earnings growth.

   FUND INCEPTION:
   June 30, 1997

   TOTAL NET ASSETS:
   $49.8 million

Photo of : Art McQueen, Gloria Santella, and Eric Maddix.


Q: How has the Fund performed since its launch on June 30, 1997?

A: Growth Opportunities Fund's total return from its recent inception through Sept. 30, 1997, was 7.70 percent, slightly ahead of the 7.49 percent return posted by the S&P 500 for the same time period.

Q: How did you structure the portfolio?

A: We concentrate only on those stocks that we believe have sustainable annual earnings growth potential of at least 10 percent and a minimum market capitalization of $100 million. Companies considered for inclusion in the portfolio can be of any capitalization size as long as they meet our minimum requirements for growth potential. In our initial quarter of operations, we structured a portfolio that would provide "one-stop shopping" for growth investors without an inordinate amount of risk in any one stock or market capitalization range.

Q: Can you elaborate?

A: For example, our investments in larger, more established companies tend to moderate the investment risks associated with investments in emerging, generally smaller companies. Smaller companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. In any event, our objective is to select stocks with strong growth prospects regardless of size.

Q: Have you established capitalization weightings for the Fund?

A: No. Our market capitalization weightings going forward will depend on where we find the most compelling growth prospects. We believe the portfolio's flexibility to own stocks across market capitalizations -- small, medium and large -- allows us to help take advantage of favorable conditions in any given sector or industry of the market.

Q: Did a particular capitalization size or sector contribute to the Fund's performance?

A: We experienced broad-based performance across all capitalization sizes, with more than half of our companies reporting stronger-than- anticipated earnings. The sectors that produced the greatest returns were technology, retail, health care and media stocks. In general, we make capitalization and sector decisions on the basis of what we believe is an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

Q: What are some of the stocks owned in the Fund and how did they contribute to performance?

A: As of this reporting period, the Fund owned 80 stocks. Over time, the number of stocks owned in the portfolio may increase to about 100, and likely will fluctuate between 80 and 120 names, depending on market conditions and the availability of good investment opportunities. Standouts in this reporting period included Powerwave (1.9 percent of total net assets), a leading supplier of amplifiers used in the build out of wireless communications around the world; Powerwave was the Fund's best performer. Also, Paul Harris (1.7 percent of total net assets), a moderately priced women's specialty retailer that has begun an aggressive unit expansion strategy, and Documentum (1.5 percent of total net assets), a document management software company, produced solid gains.

Q: What is your outlook for the Fund?

A: We are hopeful for a relatively stable growth, stable inflation U.S. environment entering 1998 and therefore believe that the market environment should provide compelling investment opportunities. A tight labor market and the relative strength of the dollar may temporarily hamper revenue growth and earnings from some companies and U.S. exporters. Nonetheless, we are optimistic and believe that current valuations are attractive for the types of stocks we want to own.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1.25 percent of average net assets; absent this limit, total return would be less. Life of Fund is from Fund inception on June 30, 1997. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment.

FUND HIGHLIGHTS

                         Growth Opportunities Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
Powerwave Technologies, Inc.        1.9%    Caribiner International, Inc.       1.6%
PAREXEL International Corp.         1.8     Washington Mutual, Inc.             1.5
CUC International Inc.              1.7     Documentum, Inc.                    1.5
AccuStaff Incorporated              1.7     Univision Communications Inc.       1.5
Paul Harris Stores, Inc.            1.7     Schlumberger Limited                1.5
-----------------------------------------------------------------------------------
                                            Total                              16.4%
===================================================================================

                           Equity Portfolio Highlights
                                             PORTFOLIO               S&P 500
Number of Holdings                                  80                   500
Median Market Value ($ Mil.)                    $2,355                $6,816


PIE CHARTS:
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                                    EQUITY PORTFOLIO                   S&P 500
Basic Materials                      1%                                 5%
Consumer Cyclical                   18%                                13%
Consumer Noncyclical                21%                                21%
Energy                               2%                                10%
Financial                           12%                                16%
Industrial                          16%                                10%
Technology                          30%                                17%
Utilities                            0%                                 8%


ASSET ALLOCATION
                                    AS OF SEPT. 30, 1997
Equities                            90.5%
Cash & Equivalents                  9.5%

Q&A
AN INTERVIEW WITH GERRY SANDEL, PORTFOLIO MANAGER OF
SR&F SPECIAL PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks to achieve capital
   appreciation by investing
   primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

   FUND INCEPTION:
   May 22, 1968

   TOTAL NET ASSETS:
   $1,327.6 million

Photo: Gerry Sandel.

Gerry Sandel was named portfolio manager of Stein Roe Special Fund in July 1997, replacing Bruce Dunn, who retired as the Fund's portfolio manager.

Q: How did the Fund perform?

A: The Fund posted a total return of 33.67 percent for the year ended Sept. 30, 1997, modestly outperforming the Lipper peer group return of 33.52 percent and trailing the 40.34 percent return of the S&P 500 Index. We are pleased with the Fund's long-term performance as well. For the three-year period ended Sept. 30, 1997, the Fund returned 21.78 percent, compared to the 24.84 percent return of its peer group, and the 29.89 percent return of the S&P 500 Index. Although the S&P 500 is the Fund's published index, it is an index comprised mainly of large-cap industrial issues. Special Fund tends to invest largely in mid-cap companies (50 percent of holdings), although it does own stocks of small- and large-cap companies as well (21 percent and 29 percent of the portfolio's holdings, respectively).

Q: What factors drove performance?

A: The fiscal year started out with a surge by investors into large-cap stocks, which provided us with opportunities to buy into less popular mid-cap stocks at attractive prices. That strategy was rewarded when, toward January, mid-caps began gaining favor, and some of our mid-cap holdings benefited substantially. In fact, during the most recent quarter, the Fund returned 14.31 percent, compared to the S&P 500 Index return of 7.49 percent.

Q: Which of the portfolio's holdings made positive contributions during the past 12 months?

A: Borders Group, Kent Electronics and Progressive Corporation -- up 70 percent, 79 percent and 97 percent respectively for the past 12 months (3.4 percent, 2.5 percent and 3.5 percent of total net assets, respectively.) These are the kinds of investments Special Fund looks to invest in -- companies that are benefiting from industry consolidation, acquisitions and streamlining of product lines.

Q: You took over as portfolio manager in July 1997. What is your strategy for Special Fund?

A: The strategy will remain largely the same. We look to buy out-of-favor and neglected stocks that we believe sell at a discount, not only to their intrinsic value, but also relative to their competitors in the market. We tend to buy when others are not very interested in owning the stock, and sell when others are crowding to buy. This is a result of our efforts to purchase high-quality companies that have been neglected and that appear to us to have the potential for a positive "turnaround" event.

Q: What makes Special Fund different from other long-term investments?

A: We think our contrarian style sets us apart. In general, most investors are looking for securities that are performing well now. We're willing to be more patient. We look for securities that investors are not favoring, but which we believe have two characteristics: attractive valuations and a potential catalyst -- something that could happen within the next couple of years and that has the potential to push the stock to higher valuation levels.

Q: What changes will you make in the portfolio?

A: We're looking to trim our positions in some of our issues that have worked well over the past few years and as a result have become somewhat overpriced. We will then shift into stocks that we think offer better upside potential relative to the risk we are willing to take. Of course, we will remain sensitive to the tax consequences of our sell decisions.

Q: Can you give an example of a company that benefited the performance of the Fund during the period?

A: Borders Group, the world's second largest retailer of books, music and other informational, educational and entertainment products, has been a good investment for us (3.4 percent of total net assets). It is continuing to make acquisitions, buying up existing stores and adding new stores at the rate of approximately one per week. It also has high cash flows, which tends to allow the company to finance its own growth.

Q: What are your expectations through the end of 1997?

A: The consensus among investors seems to be that valuation levels in the market in general are still attractive. Although we agree the outlook is positive, some of the "blue chip" companies have warned that they may experience lower-than-expected earnings in the near term primarily because the stronger U.S. dollar has affected sales internationally. Although we tend not to hold securities of such companies in Special Fund, we will continue to monitor all of our holdings, looking for any that may disappoint in the earnings arena. We plan to trim stocks that have weakened or that have reached a valuation level that makes us uncomfortable.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser reduced it management fee by .05 percent through June 30, 1997; absent this limit, total return would be less. The S&P 500 and the S&P MidCap are unmanaged groups of stocks that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods were 33.52 percent, 18.62 percent and 13.19 percent, respectively.

FUND HIGHLIGHTS

                               Special Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
Harley-Davidson, Inc.               3.7%    Cross Timbers Oil Co.               2.7%
The Progressive Corporation         3.5     Molex, Inc.                         2.5
Borders Group Inc.                  3.4     Kent Electronics                    2.5
OM Group, Inc.                      3.0     Carlisle Companies                  2.5
Profitt's Inc.                      2.9     Cardinal Health                     2.4
-----------------------------------------------------------------------------------
                                            Total                              29.1%
===================================================================================

                           Equity Portfolio Highlights
                                              PORTFOLIO              S&P 500
Number of Holdings                                   52                  500
Median Market Value ($ Mil.)                     $2,043               $6,816

PIE CHARTS:
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                               EQUITY PORTFOLIO           S&P 500
Basic Materials                 7%                         5%
Consumer Cyclical              31%                        13%
Consumer Noncyclical           17%                        21%
Energy                          7%                        10%
Financial                      17%                        16%
Industrial                     11%                        10%
Technology                      7%                        17%
Utilities                       3%                         8%



ASSET ALLOCATION
                               AS OF SEPT. 30, 1996       AS OF SEPT. 30, 1997
Equities                       90.4%                      89.4%
Cash & Equivalents             9.6%                       10.6%

Q&A
AN INTERVIEW WITH DICK PETERSON AND JOHN MCLANDSBOROUGH,
PORTFOLIO MANAGERS FOR SR&F SPECIAL VENTURE PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio that invests in entrepreneurially managed companies. The portfolio emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   Oct. 17, 1994

   TOTAL NET ASSETS:
   $235.8 million

Photo of: Dick Peterson and John McLandsborough.

John McLandsborough joined Dick Peterson as co-portfolio manager of Special Venture Fund on June 30, 1997.

Q: How was the Fund's short- and long-term performance?

A: In our opinion, our strategy of investing in what we believe are well-positioned, entrepreneurially managed companies has been successful over the long term, which we define as three years or more. As of Sept. 30, 1997, Special Venture Fund posted returns of 21.73 percent for the year and 27.28 percent since its inception three years ago -- our long-term return handily beat the 24.91 percent median peer group return and the 23.87 percent return for the Fund's benchmark index, the Russell 2000.
   While under most circumstances a one-year return of 21.73 percent would be considered a successful result, the Fund nonetheless lagged the 29.79 percent return of the Lipper small-cap funds peer group and the 33.19 percent return of the Russell 2000 for the one-year period.

Q: How do you interpret your one-year results?

A: The portfolio was under weighted relative to the Russell 2000 in the bank and thrift sector, one of the year's strongest finishers. In addition, we had more exposure to oil and gas stocks, which declined early in the year but recently have recovered nicely.
   In addition, with valuations at near-record highs, the year saw a shift in investor interest from growth to value stocks. The disparity between growth and value performance in the last 12 months is dramatically underscored when you look at the growth and value components of the Russell 2000. While there is a value component to our investment style, our historical performance has been more correlated with small-cap growth indices. For the year ended Sept. 30, 1997, the Russell 2000 Value Index returned 42.7 percent, while the Russell 2000 Growth Index returned 23.4 percent -- Special Venture's return on its equity holdings was roughly in line with the Russell 2000 Growth Index. As a small and recently created fund, however, we typically have held 8 percent to 10 percent in cash reserves against contingencies -- this dampened our return during last year's "hot" stock market.

Q: What stocks were disappointing?

A: We experienced some weakness in the shares of Central European Media (2.5 percent of total net assets), which were negatively affected by regulatory uncertainty and depreciation in the Czech currency. We retained this stock because we think it has outstanding long-term prospects given rising consumer confidence and prosperity in Central and Eastern Europe. For the most part, however, we have eliminated positions in stocks that disappointed as a result of changes in the competitive environment or management. These included Garden Botanika, National Processing, Microware and Firearms Training Services.

Q: Where have you found your strongest contributors?

A: Financial services -- primarily real estate investment trusts (REITs) real estate services and specialty insurance -- proved to be good sectors for us. Our technology investments have been profitable, with the standout being Zytec Corporation, whose stock price tripled and which was recently purchased by a leading industry competitor at a substantial premium.
   Standouts among our real estate holdings include companies specializing in owning office properties, such as Beacon Properties -- whose stock price rose sharply when Sam Zell's Equity Office Properties announced an intention to purchase the company -- and Reckson Associates (3.1 percent and 2.6 percent of total net assets, respectively). CB Commercial and LaSalle Partners, both real estate management and brokerage firms (3.4 percent and 1.9 percent of total net assets), also fared well.
   On the insurance side, Twentieth Century Industries, MeadowBrook Insurance and Mutual Risk Associates (3.4 percent, 2.4 percent and 1.6 percent of total net assets, respectively) finished the reporting period with solid gains.

Q: The financial services sector as a whole did well in the last 12 months. What's driving that rally in the real estate segment?

A: Positive supply-demand dynamics has led to rising rents in the commercial real estate sector -- we think the glut in commercial buildings left over from the late 1980s has finally worked itself out. In addition, there has been a shift from direct investment in real estate properties by pension funds and other institutional investors to indirect investment through owning shares of publicly owned REITs. This has led to an increased demand for shares of REITs.
   We're very focused in the office real estate sector, where we believe supply-demand dynamics are better than they are in most other real estate sectors. Two of our REITs, Reckson Associates and Speiker Properties, are both entrepreneurially managed companies that focus on office properties in specific geographic markets. Given that market dynamics can differ greatly in each geographic market, we believe this local market knowledge provides a competitive advantage for these companies and often can lead to better opportunities and decision making.

Q: What type of investment ideas are you pursuing now?

A: We're sticking to our knitting: investing in entrepreneurially managed companies with attractive growth businesses trading at reasonable valuation levels. We've made recent purchases in energy stocks, where valuations have come down to more attractive levels. Despite some turbulence in the early part of the Fund's fiscal year, the sector has begun to experience some seasonal strength, as typically happens going into winter, and has performed well recently. With purchases in exploration and production companies like Renaissance Energy and Meridian Resources (1.7 percent and 1.8 percent of total net assets, respectively), we've expanded our exposure to energy from as low as 5.9 percent of total net assets in June to 12.4 percent on Sept. 30, 1997.
   Other recent purchases include CMP Media, a leading publisher of technology trade periodicals; NuSkin Asia, a direct marketer and distributor of consumer products focused on the Asian markets; and SPSS, a statistical software company (1.9 percent, 1.5 percent and 1.6 percent of total net assets, respectively).

Q: What's your outlook?

A: Despite the rally in the small cap sector, valuations still seem attractive especially relative to large-cap stocks. Between small-cap and large-cap stocks, we've seen only a small tightening in the divergence of valuation levels relative to growth rates.
   On a final note, after repeatedly telling our investors about the attractiveness of small-cap stocks in our recent quarterly shareholder reports, we're encouraged that the sector, beginning in May, has finally begun to outperform large-cap stocks. Studies performed by the Center for Research in Security Prices (CRISP) show that periods of small-cap sector outperformance historically have lasted several years on average. This, coupled with the current attractive growth outlook and valuation characteristics of the small-cap sector, supports our belief that the recovery in small-cap stocks may continue for some time.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on Oct. 17, 1994; benchmark performance is from Oct. 31, 1994. Prior to Jan. 31, 1997, the Adviser limited expenses to 1.25 percent of average net assets; absent this limit, total return would be less.The Russell 2000, Russell 2000 Value and Russell 2000 Growth indices are unmanaged groups of stocks that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-year and Life of Fund periods were 29.79 percent and 24.91 percent, respectively.

FUND HIGHLIGHTS

                            Special Venture Portfolio
                 Top 10 Equity Holdings (% of Total Net Assets)
Interim Services, Inc.              3.5%    Beacon Properties                   3.1%
20th Century Industries             3.4     Alternative Resources               3.0
CB Commercial Real Estate           3.4     FiServ, Inc.                        3.0
AVX Corporation                     3.4     Reckson Associates Realty Corp.     2.6
Metro Networks, Inc.                3.3     Central European Media Ent. Ltd.    2.6
-----------------------------------------------------------------------------------
                                            Total                              31.3%
===================================================================================

                           Equity Portfolio Highlights
                                              PORTFOLIO         RUSSELL 2000
Number of Holdings                                   52                 2000
Median Market Value ($ Mil.)                       $621                 $491

PIE CHARTS:
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                       EQUITY PORTFOLIO                       RUSSELL 2000
Basic Materials                      4%                                 4%
Consumer Cyclical                   15%                                17%
Consumer Noncyclical                16%                                12%
Energy                              12%                                 4%
Financial                           25%                                22%
Industrial                          10%                                15%
Technology                          17%                                19%
Utilities                            1%                                 7%


ASSET ALLOCATION
                          AS OF SEPT. 30, 1996        AS OF SEPT. 30, 1997
Equities                  94.1%                       91.1%
Cash & Equivalents        5.9%                         8.9%

Q&A
AN INTERVIEW WITH GLORIA SANTELLA AND ERIC MADDIX,
PORTFOLIO MANAGERS OF CAPITAL OPPORTUNITIES FUND

                                    FUND DATA

   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of any size that offer strong earnings growth potential. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   Sept. 30, 1969

   TOTAL NET ASSETS:
   $1,110.6 million

Photo of: Gloria Santella and Eric Maddix.

Q: How did the Fund perform this year?

A: For the one-year period ended Sept. 30, 1997, the Fund's return was down 6.25 percent. The portfolio's underperformance largely was due to the extreme volatility aggressive growth stocks experienced over the past 12 months. At the start of the fiscal year, these stocks experienced a severe correction reflecting excessive concerns about the earnings outlook for some of the highest-growth sectors. During the second half of the fiscal year, concerns about aggressive growth stock earnings abated and solid earnings reports fueled a powerful rally, aligning the Fund's performance with that of the S&P 500 over this period. This is evidenced by the Fund's second six-month total return of
26.8 percent, compared with the 26.3 percent return of the Fund's benchmark, the S&P 500.

Q: What can you do when the portfolio falls out of favor?

A: We believe the worst thing we could do would be to abandon our strategy in response to market conditions. So, what we don't do is try to time the market or buy stocks outside of our investment universe to temporarily inflate performance. For example, even though the market currently is favoring low P/E small-cap and economically sensitive stocks, these types of stocks are alien to Capital Opportunities Fund's investment strategy. Similarly, large-cap stocks dominated the market for the better part of this year, but large-cap stocks also are outside Capital Opportunities Fund's universe. Generally, in periods of decline we try to focus the portfolio more tightly and add to those investments we believe have the best earnings potential. During past declines, we believe this strategy allowed us to be well positioned when the aggressive growth sector rebounded. It is also worth noting that because our portfolio is concentrated, periods of underperformance are more dramatic than if we owned a more diversified portfolio of stocks. By the same token, periods of outperformance also have been more pronounced.

Q: The current market environment has been solid, yet the Fund under performed. Why was that?

A: Our commitment to aggressive growth can lead to big swings in performance, particularly since the more aggressive, high-growth companies in which we invest can go in and out of favor despite the overall strength of the general market. This type of zigzag volatility was evident most of the year. While the market continued its advance, the stocks in our portfolio did not participate fully in the ascent. Rather, aggressive growth stocks experienced an abrupt descent from their peak valuation levels last October. Since our stocks tend to move independently of the strength or weakness in the market, hitting peaks and valleys along the way, we believe the key to investing in an aggressive growth fund is to adopt a buy-and-hold attitude and think of holding your shares of the Fund for at least three to five years.

Q: There is no doubt that 1997 can be characterized as a volatile year for Capital Opportunities Fund. How much longer can this last?

A: Since we have no way to predict the future, what we can say is that the Fund has generated above-average long-term returns, despite periods (two to seven months) of double-digit declines in four of the past six years. For the three-year period ended Sept. 30, 1997, the Fund has returned 24.44 percent. For the five-year period ended Sept. 30, 1997, the Fund has returned 21.45 percent. That's 2.34 percent and 3.53 percent above the Lipper peer group median returns of 22.10 and 17.92 percent for the same periods, respectively.

Q: What sectors have hampered performance?

A: Although the Fund's weakness was broad-based, technology and business services were the worst performers. To dampen volatility, we reduced our most volatile sector -- technology -- to 15 percent, below our customary 20 percent to 25 percent. Although these sectors have contributed to the Fund's underperformance, we should point out that they also have been the Fund's top-performing sectors over longer periods of time, and we don't see the long-term growth potential of these companies diminishing greatly.

Q: What are your expectations for the Fund over the next year?

A: Since the companies in our portfolio move independently of the relative strength or weakness in the economy, we believe that many aggressive growth stocks have the potential to continue to grow at higher rates than those companies tied to a strong economic environment. The case for aggressive growth investing is further supported by comparing earnings growth rates relative to current market valuations. The market is presently selling for three times its estimated 1998 earnings growth rate, while Capital Opportunities Fund is selling at less than one times its estimated growth rate. On that basis, we continue to believe the outlook for aggressive growth stocks is positive and that the portfolio is well positioned for future opportunities within this sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for this capital appreciation fund category for the one-, five- and 10-year periods ended Sept. 30, 1997, were 27.47 percent, 17.92 percent and 11.90 percent, respectively.

Fund Highlights

                           Capital Opportunities Fund
                 Top 10 Equity Holdings (% of Total Net Assets)
Tellabs, Inc.                       4.4%    Gartner Group, Inc.                 3.8%
Paychex, Inc.                       4.4     Omnicare, Inc.                      3.5
HFS Incorporated                    4.2     MSC Industrial Direct               3.5
HBO & Company                       4.1     CBT Group Plc                       3.2
Clear Channel Communications, Inc.  3.9     Promus Hotel Corp.                  3.2
-----------------------------------------------------------------------------------
                                            Total                              38.2%
===================================================================================

                           Equity Portfolio Highlights

                                             PORTFOLIO               S&P 500

Number of Holdings                                   34                  500
Median Market Value ($ Mil.)                     $2,766               $6,816

PIE CHARTS:
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                       EQUITY PORTFOLIO               S&P 500
Basic Materials                      0%                    5%
Consumer Cyclical                   23%                   13%
Consumer Noncyclical                20%                   21%
Energy                               0%                   10%
Financial                            0%                   16%
Industrial                          42%                   10%
Technology                          15%                   17%
Utilities                            0%                    8%


ASSET ALLOCATION
                     AS OF SEPT. 30, 1996              AS OF SEPT. 30, 1997
Equities                            86.0%                             90.2%
Convertibles                         0.7                                 0%
Cash & Equivalents                  13.3%                              9.8%

SR&F GROWTH STOCK PORTFOLIO
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (95.6%)                                    of Shares        Value
BANKS & SAVINGS AND LOANS (4.2%)
Citicorp.............................................      110,000     $ 14,733
Wells Fargo & Company................................       40,000       11,000
                                                                       --------
                                                                         25,733
BUSINESS SERVICES (3.9%)
First Data Corporation...............................      300,000       11,269
Paychex, Inc.........................................      350,000       12,206
                                                                       --------
                                                                         23,475
COMPUTERS AND COMPUTER SOFTWARE (8.8%)
*Cisco Systems Inc...................................      250,000       18,266
Intel Corporation....................................      200,000       18,463
*Microsoft Corporation...............................      125,000       16,539
                                                                       --------
                                                                         53,268
CONSUMER-RELATED (7.9%)
*CUC International Inc...............................      450,000       13,950
Gillette Company.....................................      200,000       17,263
The Procter & Gamble Co..............................      240,000       16,575
                                                                       --------
                                                                         47,788
DISTRIBUTION-RETAIL (5.1%)
The Home Depot, Inc..................................      300,000       15,638
*Kohl's Corporation..................................      220,000       15,620
                                                                       --------
                                                                         31,258
ELECTRICAL EQUIPMENT (5.1%)
General Electric Company.............................      280,000       19,058
*Thermo Electron Corp................................      300,000       12,000
                                                                       --------
                                                                         31,058
ENERGY (1.6%)
*Renaissance Energy Ltd..............................      400,000        9,980

FINANCIAL SERVICES (7.0%)
American Express Company.............................      200,000       16,375
The Charles Schwab Corporation.......................      200,000        7,150
Federal National Mortgage Association................      400,000       18,800
                                                                       --------
                                                                         42,325
FOOD, BEVERAGE & TOBACCO (4.8%)
The Coca-Cola Company................................      270,000       16,453
Philip Morris Companies Inc..........................      300,000       12,469
                                                                       --------
                                                                         28,922
HEALTH CARE (3.8%)
Johnson & Johnson....................................      230,000       13,254
United Healthcare Corporation........................      200,000       10,000
                                                                       --------
                                                                         23,254
HOTELS (2.7%)
*HFS Incorporated....................................      225,000       16,748

INSURANCE (5.9%)
American International Group, Inc....................      150,000       15,478
Travelers Group, Inc.................................      300,000       20,475
                                                                       --------
                                                                         35,953

SR&F GROWTH STOCK PORTFOLIO CONTINUED
                                                            Number       Market
                                                         of Shares        Value
LEISURE & ENTERTAINMENT (1.8%)
The Walt Disney Co...................................      135,000     $ 10,884

MEDICAL SUPPLIES (4.5%)
Baxter International Inc.............................      200,000       10,450
Medtronic, Inc.......................................      360,000       16,920
                                                                       --------
                                                                         27,370
OIL/GAS (6.1%)
Baker Hughes, Inc....................................      250,000       10,937
Ensco International, Inc.............................      200,000        7,888
Schlumberger Ltd.....................................      220,000       18,521
                                                                       --------
                                                                         37,346
PHARMACEUTICAL (5.4%)
Eli Lilly & Co.......................................      150,000       18,103
Merck and Company, Inc...............................      150,000       14,991
                                                                       --------
                                                                         33,094
RESTAURANTS (1.4%)
McDonald's Corporation...............................      175,000        8,334

RUBBER, PLASTIC & RELATED (2.1%)
Illinois Tool Works Inc..............................      250,000       12,484

TECHNOLOGY SERVICES (2.1%)
*Tellabs Inc.........................................      250,000       12,875

TELECOMMUNICATIONS (11.4%)
LM Ericsson Telecommunications ADRs Class B..........      400,000       19,175
Lucent Technologies, Inc.............................      200,000       16,275
Motorola, Inc........................................      250,000       17,969
*Worldcom, Inc.......................................      450,000       15,919
                                                                       --------
                                                                         69,338
                                                                       --------
TOTAL COMMON STOCKS (Cost $315,644)...............................      581,487
                                                         Principal
                                                            Amount
SHORT-TERM OBLIGATIONS (5.3%)
COMMERCIAL PAPER (5.3%)
Associates Corp. of North America 6.400% 10/01/97....     $ 22,175       22,175
Goldman Sachs Group 5.600% 10/2/97...................       10,000        9,998
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $32,173)..........................................       32,173

TOTAL INVESTMENTS (100.9%)
(Cost $347,817)...................................................      613,660
OTHER ASSETS, LESS LIABILITIES (-0.9%)............................       (5,289)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $608,371
                                                                       ========

*Non-income producing.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (90.4%)                                    of Shares        Value
BUSINESS SERVICES (13.4%)
*AHL Services, Inc...................................       10,000        $ 182
*AccuStaff Incorporated..............................       27,000          850
*CCC Information Services Group Inc..................       23,000          489
*Caribiner International, Inc........................       19,000          774
Danka Business Systems Plc...........................       14,000          623
*Gartner Group, Inc..................................       20,000          600
*INSpire Insurance Solutions, Inc....................       34,000          616
*Iron Mountain Incorporated..........................       17,000          595
*Learning Tree International, Inc....................       12,000          344
*Sylvan Learning Systems, Inc........................       12,000          527
*Viking Office Products, Inc.........................       33,000          718
*The Vincam Group, Inc...............................       12,000          345
                                                                       --------
                                                                          6,663
CONSUMER PRODUCTS & SERVICES (3.4%)
*Blyth Industries, Inc...............................       14,000          392
*CUC International Inc...............................       28,000          868
St. John Knits, Inc..................................        9,000          404
                                                                       --------
                                                                          1,664
DATA PROCESSING SERVICES (3.4%)
*The BISYS Group, Inc................................       14,000          450
First Data Corporation...............................       13,000          488
*Fiserv, Inc.........................................       17,000          746
                                                                       --------
                                                                          1,684
FINANCIAL SERVICES (8.5%)
Capital Re Corporation...............................        8,000          488
Citicorp.............................................        4,000          536
Federal National Mortgage Association................       13,000          611
HCC Insurance Holdings, Inc..........................       23,000          611
MGIC Investment Corporation..........................       13,000          745
Norwest Corporation..................................        8,000          490
Washington Mutual, Inc...............................       11,000          767
                                                                       --------
                                                                          4,248
HEALTH CARE (15.7%)
*Applied Analytical Industries, Inc..................       18,000          365
Biomet, Inc..........................................       27,000          648
*Boron, LePore & Associates, Inc.....................       25,000          578
*Boston Scientific Corporation.......................       11,000          607
Cardinal Health, Inc.................................       10,000          710
Guidant Corporation..................................       12,000          672
HBO & Company........................................       18,000          679
*HEALTHSOUTH Corporation.............................       23,000          614
*Health Management Associates, Inc...................       19,000          601
*PAREXEL International Corporation...................       23,000          908
Pfizer Inc...........................................        7,000          420
*PhyCor, Inc.........................................       15,000          436
United HealthCare Corporation........................       12,000          600
                                                                       --------
                                                                          7,838
GROWTH OPPORTUNITIES FUND CONTINUED
                                                            Number       Market
                                                         of Shares        Value
INDUSTRIAL PRODUCTS (9.7%)
*Advanced Lighting Technologies, Inc.................       15,000       $  405
*Barnett Inc.........................................       14,000          297
Borg-Warner Automotive, Inc..........................        8,000          455
Ecolab Inc...........................................        8,000          388
Honeywell Inc........................................        7,000          470
*Hub Group, Inc......................................       12,000          446
Monsanto Company.....................................       11,000          429
*Pameco Corporation..................................       20,000          355
Schlumberger Limited.................................        9,000          758
*Solutia Inc.........................................        2,200           44
*Wilmar Industries, Inc..............................       14,000          378
*Wisconsin Central Transportation Corporation........       13,000          414
                                                                       --------
                                                                          4,839
LEISURE & ENTERTAINMENT (5.2%)
Carnival Corporation.................................       16,000          740
*Doubletree Corporation..............................       14,000          676
La Quinta Inns, Inc..................................       25,000          589
*Signature Resorts, Inc..............................       12,000          570
                                                                       --------
                                                                          2,575
MEDIA (5.5%)
*CMP Media Inc.......................................       11,000          275
*Cox Communications, Inc.............................       15,000          413
*Getty Communications Plc............................       37,000          685
*Outdoor Systems, Inc................................       23,000          604
*Univision Communications Inc........................       14,000          770
                                                                       --------
                                                                          2,747
RETAIL (6.2%)
Dollar General Corporation...........................       17,500          596
The Home Depot, Inc..................................       10,000          521
*Kohl's Corporation..................................        9,000          639
*Paul Harris Stores, Inc.............................       30,000          829
The TJX Companies, Inc...............................       17,000          520
                                                                       --------
                                                                          3,105
TECHNOLOGY SERVICES (15.4%)
*Analog Devices, Inc.................................       19,000          636
*Cambridge Technology Partners, Inc..................       19,000          680
*Cisco Systems, Inc..................................        8,000          585
*Documentum, Inc.....................................       23,000          765
*HNC Software Inc....................................       11,000          437
Intel Corporation....................................        4,000          369
Molex Incorporated...................................       15,000          611
*PeopleSoft, Inc.....................................       11,000          657
*Saville Systems Plc.................................        8,000          562
*Siebel Systems, Inc.................................       15,000          639
*Solectron Corporation...............................       17,000          757
*Sterling Commerce, Inc..............................       15,000          539
*The Vantive Corporation.............................       19,000          456
                                                                       --------
                                                                          7,693

GROWTH OPPORTUNITIES FUND CONTINUED
                                                            Number       Market
                                                         of Shares        Value
TELECOMMUNICATIONS (4.0%)
*CIENA Corporation...................................       12,000      $   594
LM Ericsson Telecommunications.......................       10,000          480
*Powerwave Technologies, Inc.........................       24,000          930
                                                                       --------
                                                                          2,004
                                                                       --------
TOTAL COMMON STOCKS (Cost $41,338)................................       45,060
                                                         Principal
                                                            Amount
SHORT-TERM OBLIGATIONS (9.5%)
COMMERCIAL PAPER (9.5%)
Associates Corp. of North America 6.400% 10/01/97....      $ 2,435        2,435
UBS Finance 6.750% 10/01/97..........................        2,308        2,308
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized Cost $4,743)...........................................        4,743

TOTAL INVESTMENTS (99.9%)
(Cost $46,081)....................................................     $ 49,803
OTHER ASSETS, LESS LIABILITIES (0.1%).............................           27
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $ 49,830
                                                                       ========

*Non-income producing.

See accompanying notes to financial statements.

SR&F SPECIAL PORTFOLIO

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (89.8%)                                    of Shares        Value
ADVERTISING (1.9%)
The Interpublic Group of Companies, Inc..............      490,000    $  25,143

AUTOMOTIVE (1.5%)
Superior Industries International, Inc...............      701,000       19,409

BANKS (3.3%)
Golden West Financial Corporation....................      340,000       30,514
Washington Mutual, Inc...............................      200,000       13,950
                                                                     ----------
                                                                         44,464
BROADCASTING (2.7%)
Grupo Radio Centro, S.A. de C.V. ADSs................      429,800        7,441
*Scandinavian Broadcasting System S.A................      510,600       12,254
Westinghouse Electric Corp...........................      600,000       16,238
                                                                     ----------
                                                                         35,933
BUSINESS SERVICES (3.0%)
Interim Services Inc.................................      950,000       26,719
Unitog Company.......................................      488,850       12,527
                                                                     ----------
                                                                         39,246
CONSUMER-RELATED (1.5%)
Newell Company.......................................      505,000       20,200

DRUGS (1.8%)
Novartis AG..........................................       16,000       24,570

ELECTRICAL EQUIPMENT (3.1%)
*Littelfuse, Inc.
   Common............................................      690,000       24,064
   Warrants..........................................      547,200       16,690
                                                                     ----------
                                                                         40,754
ELECTRONICS & INSTRUMENTATION (6.6%)
AVX Corporation......................................      618,400       20,021
*Kent Electronics Corp...............................      850,000       33,575
Molex, Inc. Class A..................................      823,533       33,559
                                                                     ----------
                                                                         87,155
ENERGY & RELATED SERVICES (6.5%)
Cross Timbers Oil Company............................    1,494,150       36,420
*Renaissance Energy Ltd..............................      935,000       23,329
*Petroleum Geo-Services ASA ADRs.....................      388,800       26,293
                                                                     ----------
                                                                         86,042
FINANCIAL SERVICES (4.5%)
American Express Co..................................      385,000       31,522
Household International, Inc.........................      250,000       28,297
                                                                     ----------
                                                                         59,819
HEALTH SERVICES AND EQUIPMENT (12.8%)
*Boston Scientific Corporation.......................      344,600       19,018
Cardinal Health, Inc.................................      450,000       31,950
Columbia HCA Healthcare Corp.........................      350,000       10,063
*Healthcare Compare Corp.............................      350,000       22,356
Invacare Corp........................................    1,173,550       27,577
*Steris Corporation..................................      300,000       12,338

                                                            Number       Market
                                                         of Shares        Value
HEALTH SERVICES AND EQUIPMENT (CONTINUED)
Stryker Corporation..................................      464,600   $   20,297
*Sybron International Corporation....................      600,000       25,763
                                                                     ----------
                                                                        169,362
INDUSTRIAL PRODUCTS (2.5%)
Carlisle Corp........................................      745,200       33,115

INSURANCE COMPANIES (7.0%).
National Mutual Asia Ltd.............................   18,450,000       19,789
The Progressive Corporation..........................      433,200       46,407
20th Century Industries..............................    1,042,700       27,045
                                                                     ----------
                                                                         93,241
LEISURE & ENTERTAINMENT (5.4%)
Carnival Corp. Class A...............................      500,000       23,125
Harley-Davidson, Inc.................................    1,664,000       48,568
                                                                     ----------
                                                                         71,693
MACHINERY - GENERAL INDUSTRY (1.1%)
Robbins & Myers, Inc.................................      135,100        5,201
Stewart & Stevenson Services, Inc....................      400,000        9,625
                                                                     ----------
                                                                         14,826
METALS (0.7%)
Barrick Gold Corp....................................      400,000        9,900

OFFICE PRODUCTS (1.0%)
Ikon Office Solutions, Inc...........................      510,000       13,037

RETAIL (9.2%)
*Borders Group, Inc..................................    1,660,000       45,650
*Consolidated Stores Corp............................      656,250       27,480
*Proffitt's, Inc.....................................      651,600       38,607
*Zale Corp...........................................      404,600       10,494
                                                                     ----------
                                                                        122,231
SCHOOLS (0.5%)
*Devry, Inc..........................................      238,400        7,122

SECURITY (1.2%)
Pittston Brinks Group................................      402,600       16,129

SPECIALTY CHEMICALS (6.9%)
*CIBA Specialty Chemicals AG.........................       21,000        2,032
*Lydall, Inc.........................................      929,000       21,773
Minerals Technology Corp. Class A....................      624,200       27,816
OM Group, Inc........................................    1,009,500       40,317
                                                                     ----------
                                                                         91,938
TEXTILES & APPAREL (2.3%)
Unifi, Inc...........................................      748,475       30,641

TELECOMMUNICATIONS (2.8%)
*Airtouch Communications.............................      799,500       28,332
*PriCellular.........................................      875,000        8,695
                                                                     ----------
                                                                         37,027
                                                                     ----------
TOTAL COMMON STOCKS (Cost $590,897)...............................    1,192,997

                                                         Principal       Market
                                                            Amount        Value
SHORT-TERM OBLIGATIONS (10.1%)
COMMERCIAL PAPER (10.1%)
Associates Corp. of North America 6.400% 10/01/97....     $ 44,460   $   44,460
Goldman Sachs 5.750% 10/02/97........................       50,000       49,992
Texas Utilities 5.750% 10/01/97......................       40,000       40,000
                                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $134,452).........................................      134,452

TOTAL INVESTMENTS (99.9%)
(Cost $725,349)...................................................    1,327,449
OTHER ASSETS, LESS LIABILITIES (0.1%).............................        1,189
                                                                     ----------
TOTAL NET ASSETS (100.0%).........................................   $1,328,638
                                                                     ==========

*Non-income producing.

See accompanying notes to financial statements.

SR&F SPECIAL VENTURE PORTFOLIO

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (91.1%)                                    of Shares        Value
AUTOMOBILE RENTAL (0.1%)
*Avis Rent A Car.....................................        9,000        $ 215

AUTOMOTIVE ACCESSORIES (1.8%)
Superior Industries International, Inc...............      152,000        4,209

BROADCAST/MEDIA (5.8%)
*Central European Media Enterprises Ltd..............      224,700        6,011
*Metro Networks, Inc.................................      254,900        7,679
                                                                       --------
                                                                         13,690
BUSINESS SERVICES (12.0%)
*Alternative Resources Corporation...................      303,100        7,161
*CORESTAFF, Inc......................................       30,000          971
*Covance, Inc........................................      273,600        5,917
Danka Business Systems PLC ADRs......................       79,000        3,516
G & K Services Inc. Class A..........................       70,000        2,433
Interim Services, Inc................................      293,800        8,263
                                                                       --------
                                                                         28,261
COMPUTER SERVICES (6.0%)
*Fiserv, Inc.........................................      159,300        6,989
*American Business Information.......................      131,700        3,572
*SPSS, Inc...........................................      130,000        3,721
                                                                       --------
                                                                         14,282
CONSUMER ELECTRONICS/APPLIANCES (1.2%)
*Helen of Troy Ltd...................................      142,400        2,812

COSMETICS (1.5%)
*Nu Skin Asia........................................      180,000        3,476

DENTAL PRODUCTS (0.6%)
*National Dentex Corporation.........................       65,000        1,381

DIVERSIFIED OPERATIONS (0.7%)
Fisher Companies.....................................       14,000        1,694

DRUGS (2.4%)
*Chirex, Inc.........................................      150,000        3,825
*Ligand Pharmaceuticals..............................      120,000        1,980
                                                                       --------
                                                                          5,805
ELECTRONIC COMPONENTS (0.1%)
*Sheldahl Company....................................        5,000          108

ELECTRICAL EQUIPMENT (6.3%)
AVX Corporation......................................      248,800        8,055
*Ballantyne of Ohama, Inc............................      200,000        3,850
*Kent Electronics Corporation........................       77,200        3,049
                                                                       --------
                                                                         14,954
ELECTRICAL POWER GENERATION (1.0%)
AES Corporation......................................       52,000        2,275

FINANCIAL SERVICES (0.6%)
Investors Financial Services.........................       35,000        1,444

                                                            Number       Market
                                                         of Shares        Value
FOOD DISTRIBUTOR (1.2%)
Richfood Holdings, Inc...............................      115,000      $ 2,983

HEALTH SERVICES & EQUIPMENT (4.4%)
*Urologix, Inc.......................................      184,800        4,389
*Uroquest Medical Corporation........................      255,200        1,467
*Xomed Surgical Products, Inc........................      231,000        4,591
                                                                       --------
                                                                         10,447
INSURANCE (7.5%)
Meadowbrook Insurance Group, Inc.....................      233,700        5,653
Mutual Risk Management Ltd...........................       75,433        3,832
20th Century Industries, Inc.........................      312,800        8,113
                                                                       --------
                                                                         17,598
OIL/GAS (11.5%)
*Barrett Resources Corp..............................      151,300        5,891
*Renaissance Energy Ltd..............................      160,000        3,992
Cross Timbers Oil Company............................      227,700        5,550
Devon Energy Corporation.............................       81,200        3,573
*Hanover Compressor..................................      154,000        3,773
*Meridian Resource Corporation.......................      324,800        4,283
                                                                       --------
                                                                         27,062
OPTICAL SUPPLIES (2.0%)
*Sola International, Inc.............................      137,000        4,701

PUBLISHING (1.9%)
*CMP Media...........................................      180,900        4,523

REAL ESTATE DEVELOPMENT/MANAGEMENT (14.7%)
Beacon Properties Corporation........................      160,000        7,331
*CB Commercial Real Estate Services Group, Inc.......      252,300        8,073
*LaSalle Partners....................................      129,700        4,540
Reckson Associates Realty Corporation................      233,900        6,227
*Security Capital Group..............................      115,400        3,967
Spieker Properties, Inc..............................      110,000        4,462
                                                                       --------
                                                                         34,600
RETAIL (3.3%)
*Moovies, Inc........................................       60,000          146
*Video Update, Inc...................................      694,200        2,559
*Whole Foods Market, Inc.............................      129,000        4,983
                                                                       --------
                                                                          7,688
SPECIALTY CHEMICALS (2.1%)
ChemFirst, Inc.......................................      200,500        5,038

TELECOMMUNICATIONS (1.0%)
*Western Wireless Corporation........................      127,700        2,394

WHOLESALE DISTRIBUTION (1.4%)
*Henry Schein, Inc...................................       92,500        3,307
                                                                       --------
TOTAL COMMON STOCKS (Cost $172,619)...............................      214,947

                                                         Principal       Market
                                                            Amount        Value
SHORT-TERM OBLIGATIONS (8.5%)
Associates Corporation of North America 6.400% 10/01/97    $ 9,770     $  9,770
Goldman Sachs Group 5.750% 10/02/97..................        8,000        7,999
UBS Finance 6.350% 10/01/97..........................        2,367        2,367
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $20,136)..........................................       20,136

TOTAL INVESTMENTS (99.6%)
(Cost $192,755)...................................................      235,083
OTHER ASSETS, LESS LIABILITIES (0.4%).............................          958
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $236,041
                                                                       ========

* Non-income producing.

See accompanying notes to financial statements.

CAPITAL OPPORTUNITIES FUND

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number        Market
COMMON STOCKS (90.2%)                                    of Shares         Value
BUSINESS SERVICES (20.1%)
*ABR Information Services, Inc.......................    1,100,000   $   30,387
*Caribiner International, Inc........................      540,000       22,005
*CBT Group Plc.......................................      450,000       36,112
Danka Business Systems Plc...........................      540,000       24,030
*Gartner Group, Inc..................................    1,400,000       42,000
Paychex, Inc.........................................    1,400,000       48,825
*Sykes Enterprises, Incorporated.....................      750,000       20,063
                                                                     ----------
                                                                        223,422
CONSUMER PRODUCTS & SERVICES (4.2%)
*HFS Incorporated....................................      630,000       46,896

DATA PROCESSING SERVICES (3.5%)
*The BISYS Group, Inc................................      500,000       16,062
First Data Corporation...............................      600,000       22,538
                                                                     ----------
                                                                         38,600
HEALTH CARE (18.0%)
Cardinal Health, Inc.................................      450,000       31,950
HBO & Company........................................    1,200,000       45,300
Omnicare, Inc........................................    1,200,000       39,000
*PAREXEL International Corporation...................      600,000       23,700
*PhyCor, Inc.........................................      900,000       26,156
*Quintiles Transnational Corp........................      400,000       33,700
                                                                     ----------
                                                                        199,806
INDUSTRIAL PRODUCTS (8.7%)
*Gentex Corporation..................................      810,000       20,098
*Wilmar Industries, Inc..............................      277,500        7,493
*MSC Industrial Direct Co., Inc......................      840,000       38,640
*United States Filter Corporation....................      700,000       30,144
                                                                     ----------
                                                                         96,375
LEISURE & ENTERTAINMENT (13.3%)
Carnival Corporation.................................      740,000       34,225
*Clear Channel Communications, Inc...................      680,000       44,115
*Extended Stay America, Inc..........................      840,000       12,600
*Heftel Broadcasting Corporation.....................      280,000       21,210
*Promus Hotel Corporation............................      800,000       35,850
                                                                     ----------
                                                                        148,000
RESTAURANTS (2.8%)
*Papa John's International, Inc......................      900,000       30,769

RETAIL ( 0.6%)
*Kohl's Corporation..................................      100,000        7,100

                                                            Number       Market
                                                         of Shares        Value

TECHNOLOGY (13.2%)
*ADC Telecommunications, Inc.........................      700,000    $  22,750
*Aspen Technology, Inc...............................      690,000       24,236
*CIENA Corporation...................................      400,000       19,812
*PeopleSoft, Inc.....................................      500,000       29,875
*Tellabs, Inc........................................      960,000       49,440
                                                                     ----------
                                                                        146,113
MISCELLANEOUS (5.8%)
*Apollo Group, Inc...................................      800,000       33,900
*Corrections Corporation of America..................      700,000       30,450
                                                                     ----------
                                                                         64,350
                                                                     ----------
TOTAL COMMON STOCKS (Cost $666,686)...............................    1,001,431
                                                         Principal
                                                            Amount
SHORT-TERM OBLIGATIONS (10.5%)
COMMERCIAL PAPER (10.5%)
Associates Corp. of North America 6.400% 10/01/97....    $  32,715       32,715
GATX Capital 6.600% 10/01/97.........................       35,330       35,330
Merrill Lynch 5.800% 10/01/97........................       48,650       48,650
                                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $116,695)............      116,695

TOTAL INVESTMENTS (100.7%)
(Cost $783,381)...................................................    1,118,126

OTHER ASSETS, LESS LIABILITIES (-0.7%)............................       (7,484)
                                                                     ----------
TOTAL NET ASSETS (100.0%).........................................   $1,110,642
                                                                     ==========

* Non-income producing.

See accompanying notes to financial statements.

BALANCE SHEETS
September 30, 1997
(All amounts in thousands, except per-share data)
                                                                    GROWTH         GROWTH                 SPECIAL           CAPITAL
                                                                     STOCK  OPPORTUNITIES     SPECIAL     VENTURE     OPPORTUNITIES
                                                                      FUND           FUND        FUND        FUND              FUND
ASSETS
Investment in Portfolio, at value..................................$608,119       $    --   $1,328,513   $235,922        $       --
Investments, at market value.......................................      --        49,803           --         --         1,118,126
Receivable for investments sold....................................      --            --           --         --             4,093
Receivable for fund shares sold....................................     518            56          429        151               507
Dividends and interest receivable..................................      --             5           43         --                47
Cash...............................................................      50           101           50         50               107
Other assets.......................................................      71            31          124         21               125
                                                                   --------       -------   ----------   --------        ----------
   Total Assets....................................................$608,758       $49,996   $1,329,159   $236,144        $1,123,005
                                                                   ========       =======   ==========   ========        ==========
LIABILITIES
Payable for fund shares redeemed...................................$    614       $    44   $      570   $    118        $    8,504
Payable for investments purchased..................................      --            --           --         --             2,583
Payable to investment adviser and transfer agent...................     222            82          412        109               912
Other liabilities..................................................     253            40          599        162               364
                                                                   --------       -------   ----------   --------        ----------
   Total Liabilities...............................................   1,089           166        1,581        389            12,363
                                                                   --------       -------   ----------   --------        ----------
CAPITAL
Paid-in capital ................................................... 307,598        46,479      615,803    176,713           895,253
Net unrealized appreciation of investments and foreign currencies.. 265,809         3,722      601,230     42,306           334,745
Accumulated undistributed net investment income....................      55             2           --         --                --
Accumulated undistributed net realized gains (losses) on
    investments and foreign currency transactions................ .  34,207          (373)     110,545     16,736          (119,356)
                                                                   --------       -------   ----------   --------        ----------
   Total Capital (Net Assets)...................................... 607,669        49,830    1,327,578    235,755         1,110,642
                                                                   --------       -------   ----------   --------        ----------
   Total Liabilities and Capital...................................$608,758       $49,996   $1,329,159   $236,144        $1,123,005
                                                                   ========       =======   ==========   ========        ==========
Shares Outstanding (Unlimited Number Authorized)...................  17,218         4,625       39,288     13,511            38,173
                                                                   ========       =======   ==========   ========        ==========
Net Asset Value (Capital) Per Share................................$  35.29       $ 10.77   $    33.79   $  17.45        $    29.10
                                                                   ========       =======   ==========   ========        ==========
See accompanying notes to financial statements.

Statements of Operations
For the Year Ended September 30, 1997
(All amounts in thousands)
                                                                  GROWTH          GROWTH                 SPECIAL         CAPITAL
                                                                  STOCK    OPPORTUNITIES     SPECIAL     VENTURE   OPPORTUNITIES
                                                                  FUND           FUND(A)        FUND        FUND            FUND
INVESTMENT INCOME
Dividends allocated from Portfolio................................$  2,887       $   --    $   4,675    $   814       $       --
Dividends.........................................................   1,299           28        2,116        273            1,266
Interest allocated from Portfolio.................................   1,190           --        3,083        600               --
Interest..........................................................     302          118        1,485        286            4,987
                                                                  --------       ------    ---------   --------       ----------
                                                                     5,678          146       11,359      1,973            6,253
Foreign taxes withheld...........................................       --           --          (41)        --               --
                                                                  --------       ------    ---------   --------       ----------
   Total Investment Income.......................................    5,678          146       11,318      1,973            6,253
                                                                  --------       ------    ---------   --------       ----------
EXPENSES
Expenses allocated from Portfolio................................    2,235           --        5,481      1,028               --
Management fees..................................................      933           86        2,638        396            9,098
Transfer agent fees..............................................    1,125           25        2,558        392            2,829
Administrative fees..............................................      757           17        1,538        268            1,655
Printing and postage.............................................      135           18          327         40              537
Audit and legal fees.............................................       15           23           15         18               28
Custodian fees...................................................       17            7           58          6               89
Other............................................................      263           24          686        155              825
                                                                  --------       ------    ---------   --------       ----------
                                                                     5,480          200       13,301      2,303           15,061
   Reimbursement of expenses by investment adviser...............       --          (56)          --         --               --
                                                                  --------       ------    ---------   --------       ----------
   Total Expenses................................................    5,480          144       13,301      2,303           15,061
                                                                  --------       ------    ---------   --------       ----------
   Net Investment Income (loss)..................................      198            2       (1,983)      (330)          (8,808)
                                                                  --------       ------    ---------   --------       ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investments.......................    7,676         (373)      20,251     14,663         (110,932)
Net realized gains on investments allocated from Portfolio.......   26,592           --       90,144      7,869               --
Net realized gains on foreign currency transactions..............       --           --        1,003         --               --
Net realized gains on foreign currency transactions allocated
  from Portfolio.................................................       --           --        2,517         --               --
Net change in unrealized appreciation or depreciation
  of investments and foreign currency transactions...............  107,140        3,722      232,265     17,242           (7,539)
                                                                  --------       ------    ---------   --------       ----------
   Net Gains (Losses) on Investments and Foreign Currency
      Transactions...............................................  141,408        3,349      346,180     39,774         (118,471)
                                                                  --------       ------    ---------   --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.. $141,606       $3,351     $344,197    $39,444       $ (127,279)
                                                                  ========       ======    =========   ========       ==========

(a) From commencement of operations on June 30, 1997.

See accompanying notes to financial statements.

Statements of Changes in Net Assets

For The Years Ended September 30, 1996 and 1997
(All amounts in thousands)
                                                                                             GROWTH
                                                                                      OPPORTUNITIES
                                                              GROWTH STOCK FUND                FUND            SPECIAL FUND
                                                                 1996           1997        1997 (A)          1996           1997
OPERATIONS
Net investment income (loss) ............................ $     1,235    $       198    $         2    $       347    $    (1,983)
Net realized gains (losses) on investments and foreign
   currency transactions ................................      34,712         34,268           (373)        93,001        113,915
Net change in unrealized appreciation or depreciation
of investments ..........................................      37,878        107,140          3,722         89,107        232,265
                                                          -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations ...................................      73,825        141,606          3,351        182,455        344,197
                                                          -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ....................      (1,400)        (1,100)          --           (4,825)          --
Capital gain distributions ..............................     (32,877)       (33,200)          --          (85,187)       (86,856)
                                                          -----------    -----------    -----------    -----------    -----------
   Total Distributions to Shareholders ..................     (34,277)       (34,300)          --          (90,012)       (86,856)
                                                          -----------    -----------    -----------    -----------    -----------
SHARE TRANSACTIONS
Subscriptions to fund shares ............................      56,575        196,106         50,017        139,995        170,964
Investment income dividends reinvested ..................       1,157            828           --            4,332           --
Capital gain distributions reinvested ...................      28,785         26,323           --           79,821         76,025
Redemptions of fund shares ..............................     (68,437)      (140,858)        (3,538)      (359,562)      (335,250)
                                                          -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) from Share Transactions ......      18,080         82,399         46,479       (135,414)       (88,261)
                                                          -----------    -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets ................      57,628        189,705         49,830        (42,971)       169,080
TOTAL NET ASSETS
Beginning of Period .....................................     360,336        417,964           --        1,201,469      1,158,498
                                                          -----------    -----------    -----------    -----------    -----------
End of Period ........................................... $   417,964    $   607,669    $    49,830    $ 1,158,498    $ 1,327,578
                                                          ===========    ===========    ===========    ===========    ===========
Accumulated Undistributed
   Net Investment Income at End of Period ............... $       957    $        55    $         2    $      --      $      --
                                                          ===========    ===========    ===========    ===========    ===========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ............................       2,124          6,268          4,965          5,554          6,195
Investment income dividends reinvested ..................          47             31           --              187           --
Capital gain distributions reinvested ...................       1,166            980           --            3,445          3,016
                                                          -----------    -----------    -----------    -----------    -----------
                                                                3,337          7,279          4,965          9,186          9,211
Redemptions of fund shares ..............................      (2,610)        (4,578)          (340)       (14,456)       (12,222)
                                                          -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in fund shares ..................         727          2,701          4,625         (5,270)        (3,011)
Shares outstanding at beginning of period ...............      13,790         14,517           --           47,569         42,299
                                                          -----------    -----------    -----------    -----------    -----------

Shares outstanding at end of period .....................      14,517         17,218          4,625         42,299         39,288
                                                          ===========    ===========    ===========    ===========    ===========

Statements of Changes in Net Assets

For The Years Ended September 30, 1996 and 1997
(All amounts in thousands)
                                                                                                    CAPITAL
                                                                SPECIAL VENTURE FUND           OPPORTUNITIES FUND
                                                                   1996          1997            1996           1997
OPERATIONS
Net investment income (loss) ............................   $      (231)   $     (330)    $    (3,155)   $    (8,808)
Net realized gains (losses) on investments and foreign
   currency transactions ................................         9,027         22,532         (8,425)      (110,932)
Net change in unrealized appreciation or depreciation
   of investments .......................................        19,130         17,242        261,649         (7,539)
                                                            -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets Resulting
       from Operations ..................................        27,926         39,444        250,069       (127,279)
                                                            -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ....................          --             --             (150)          --
Capital gain distributions ..............................        (3,016)       (14,445)       (12,960)          --
                                                            -----------    -----------    -----------    -----------
   Total Distributions to Shareholders ..................        (3,016)       (14,445)       (13,110)          --
                                                            -----------    -----------    -----------    -----------
SHARE TRANSACTIONS
Subscriptions to fund shares ............................        71,954        112,054      1,801,763        543,838
Investment income dividends reinvested ..................            (3)          --              128           --
Capital gain distributions reinvested ...................         2,899         13,220         11,772           --
Redemptions of fund shares ..............................       (15,765)       (59,046)      (608,465)      (990,455)
                                                            -----------    -----------    -----------    -----------
   Net Increase (Decrease) from Share Transactions ......        59,085         66,228      1,205,198       (446,617)
                                                            -----------    -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets ................        83,995         91,227      1,442,157       (573,896)
TOTAL NET ASSETS
Beginning of Period .....................................        60,533        144,528        242,381      1,684,538
                                                            -----------    -----------    -----------    -----------
End of Period ...........................................   $   144,528    $   235,755    $ 1,684,538    $ 1,110,642
                                                            ===========    ===========    ===========    ===========
Accumulated Undistributed
   Net Investment Income at End of Period ...............   $      --      $      --      $      --      $      --
                                                            ===========    ===========    ===========    ===========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ............................         5,177          7,337         64,836         19,657
Investment income dividends reinvested ..................          --             --                6           --
Capital gain distributions reinvested ...................           237            931            527           --
                                                            -----------    -----------    -----------    -----------
                                                                  5,414          8,268         65,369         19,657
Redemptions of fund shares ..............................        (1,114)        (3,863)       (22,280)       (35,746)
                                                            -----------    -----------    -----------    -----------

Net increase (decrease) in fund shares ..................         4,300          4,405         43,089        (16,089)
Shares outstanding at beginning of period ...............         4,806          9,106         11,173         54,262
                                                            -----------    -----------    -----------    -----------

Shares outstanding at end of period .....................         9,106         13,511         54,262         38,173
                                                            ===========    ===========    ===========    ===========

(a) From commencement of operations on June 30, 1997.

See accompanying notes to financial statements.

Balance Sheets

September 30, 1997
(All amounts in thousands, except per-share data)
                                                                            SR&F
                                                  SR&F         SR&F      SPECIAL
                                          GROWTH STOCK      SPECIAL      VENTURE
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
ASSETS
Investments, at market value ............   $  613,660   $1,327,449   $  235,083
Receivable for investments sold .........          506       10,372        1,723
Dividends receivable ....................         --            296           70
Cash ....................................         --              4            5
Other assets ............................            5           11            3
                                            ----------   ----------   ----------
   Total Assets .........................      614,171    1,338,132      236,884
                                            ----------   ----------   ----------

LIABILITIES
Payable for investments purchased .......        5,450        8,614          665
Payable to investment advisor ...........          314          809          152
Other liabilities .......................           36           71           26
                                            ----------   ----------   ----------
   Total Liabilities ....................        5,800        9,494          843
                                            ----------   ----------   ----------
Net Assets Applicable to Investors'
   Beneficial Interest ..................   $  608,371   $1,328,638   $  236,041
                                            ==========   ==========   ==========

See accompanying notes to financial statements.

Statements of Operations

For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
                                                                       SR&F            SR&F               SR&F
                                                               GROWTH STOCK         SPECIAL    SPECIAL VENTURE
                                                                  PORTFOLIO       PORTFOLIO          PORTFOLIO
INVESTMENT INCOME
Dividends ....................................................... $   2,888       $   4,676          $     814
Interest ........................................................     1,190           3,083                601
                                                                  ---------       ---------          ---------
                                                                      4,078           7,759              1,415
Foreign taxes withheld ..........................................      --               (41)              --
                                                                  ---------       ---------          ---------
   Total Investment Income ......................................     4,078           7,718              1,415
                                                                  ---------       ---------          ---------

EXPENSES
Management fees .................................................     2,120           5,249                943
Custodian fees ..................................................        28              87                 19
Accounting fees .................................................        25              35                 19
Trustees fees ...................................................        16              32                 11
Audit and legal fees ............................................        17              18                 18
Other ...........................................................        30              61                 18
                                                                  ---------       ---------          ---------
   Total Expenses ...............................................     2,236           5,482              1,028
                                                                  ---------       ---------          ---------
   Net Investment Income ........................................     1,842           2,236                387
                                                                  ---------       ---------          ---------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ...............................    26,585          90,138              7,866
Net realized gains on foreign
   currency transactions ........................................      --             2,514               --
Net change in unrealized appreciation or
   depreciation of investments and foreign
   currency transactions ........................................    53,294         190,726             27,038
                                                                  ---------       ---------          ---------
   Net Gains on Investments .....................................    79,879         283,378             34,904
                                                                  ---------       ---------          ---------
Net Increase in Net Assets Resulting
   from Operations .............................................. $  81,721       $ 285,614          $  35,291
                                                                  =========       =========          =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

Statements of Changes in Net Assets

For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
                                                                      SR&F                  SR&F                  SR&F
                                                              GROWTH STOCK               SPECIAL       SPECIAL VENTURE
                                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO
OPERATIONS
Net investment income .......................................  $     1,842           $     2,236           $       387
Net gains on investments and foreign
   currency transactions ....................................       26,585                92,652                 7,866
Net change in unrealized appreciation or
   depreciation of investments and foreign
   currency transactions ....................................       53,294               190,726                27,038
                                                               -----------           -----------           -----------
   Net Increase in Net Assets Resulting
     from Operations ........................................       81,721               285,614                35,291
                                                               -----------           -----------           -----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ...............................................      571,598             1,189,884               218,483
Withdrawals .................................................      (44,948)             (146,860)              (17,733)
                                                               -----------           -----------           -----------
   Net Increase from Transactions in Investors'
     Beneficial Interest ....................................      526,650             1,043,024               200,750
                                                               -----------           -----------           -----------
   Net Increase in Net Assets ...............................      608,371             1,328,638               236,041
TOTAL NET ASSETS
Beginning of Period .........................................         --                    --                    --
                                                               -----------           -----------           -----------
End of Period ...............................................  $   608,371           $ 1,328,638           $   236,041
                                                               ===========           ===========           ===========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION OF THE PORTFOLIOS

SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Growth Stock Fund, Special Fund and Special Venture Fund contributed $474,861, $1,096,779 and $160,940 in securities and other assets, respectively, to their respective Portfolios. At February 14, 1997, Stein Roe Advisor Growth Stock Fund, Advisor Special Fund and Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios.
   The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Growth Stock Fund and Advisor Growth Stock Fund owned 99.96 percent and .04 percent, respectively, of the SR&F Growth Stock Portfolio, Special Fund and Advisor Special Fund owned 99.99 percent and .01 percent, respectively, of SR&F Special Portfolio, and Special Venture Fund and Advisor Special Venture Fund owned 99.95 percent and .05 percent, respectively, of SR&F Special Venture Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund and Stein Roe Capital Opportunities Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the Portfolios. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS continued
SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked priced as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolios are valued by a method that the Board of Trustees believes represents a fair value.

FORWARD CURRENCY EXCHANGE CONTRACTS
At September 30, 1997, SR&F Special Portfolio had entered into forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had the following outstanding contracts at September 30, 1997:

SETTLEMENT               CONTRACT TO
DATE                RECEIVE       DELIVER
Nov. 6, 1997        $17,430    26,387 CHF

   Net unrealized depreciation of $831 on these contracts at September 30, 1997, is included in "payable for investments purchased" in the accompanying financial statements.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, Growth Opportunities Fund had a capital loss carryforward of $373, which expires in 2005. At September 30, 1997, Capital Opportunities Fund had a capital loss carryforward of $119,174 which expires in 2004 and 2005.
   For purposes of federal income tax reporting, $33,936 of distributions made by Growth Stock Fund in December 1996 were designated as capital gain dividends.

DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
The books and records of the Funds and Portfolios are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
   Realized gains or losses from sales of securities are determined on the specific identified cost basis. All amounts, except per-share amounts, are shown in thousands.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
   The management fee for SR&FGrowth Stock Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The management fee for Growth Opportunities Fund, SR&FSpecial Portfolio and Capital Opportunities Fund is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million,
 .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter. The management fee for SR&FSpecial Venture Portfolio is .75 of 1 percent of average daily net assets. The administrative fees for Growth Stock Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter. The administrative fees for Special Venture Fund are .15 of 1 percent of average daily net assets. The administrative fees for Growth Opportunities Fund, Special Fund and Capital Opportunities Fund are .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million, and .075 of 1 percent thereafter.

   The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has undertaken to reimburse Growth Opportunities Fund for its operating expenses to the extent such expenses exceed
1.25 percent of its annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund, SR&FGrowth Stock Portfolio, SR&FSpecial Portfolio and SR&FSpecial Venture Portfolio incurred charges of $37, $6, $53, $28, $56, $25, $35 and $19, respectively.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and
SR&F Special Venture Portfolio for the period ended September 30, 1997, was $14, $2, $23, $10, $53, $16, $32 and $11, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended September 30, 1997.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended September 30, 1997, were:

FUND/PORTFOLIO                                          Purchases         Sales
Growth Stock Fund (a).............................       $ 38,185      $ 22,581
SR&FGrowth Stock Portfolio........................        152,614       111,186
Growth Opportunities Fund.........................         42,965         1,253
Special Fund (a)..................................         76,085        98,248
SR&FSpecial Portfolio.............................         91,059       266,715
Special Venture Fund (a)..........................         72,819        60,743
SR&FSpecial Venture Portfolio.....................        128,841       101,744
Capital Opportunities Fund........................        428,413       769,505

(a) Prior to commencement of operations of the respective Portfolio (see Note 1 to Financial Statements).

   At September 30, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:

                                                                           Cost of Investments
                                                                                         Federal
                                                                  Net       Financial    Income
FUND/PORTFOLIO                   Appreciation  Depreciation  Appreciation   Reporting      Tax
SR&F Growth Stock Portfolio.....     $267,105      $1,262      $265,843      $347,817   $347,817
Growth Opportunities Fund.......        5,002       1,280         3,722        46,081     46,081
SR&F Special Portfolio..........      601,693       1,147       600,546       725,349    726,903
SR&F Special Venture Portfolio..       43,593       1,881        41,712       192,755    193,371
Capital Opportunities Fund......      337,535       2,972       334,563       783,381    783,563

NOTE 6. SUBSEQUENT EVENT

Growth Stock Fund closed to new investors on October 15, 1997, subject to the terms set forth in the prospectus supplement dated August 21, 1997.

FINANCIAL HIGHLIGHTS

SPECIAL VENTURE FUND
(All amounts in thousands, except per-share data)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                    PERIOD
                                                                     ENDED             YEARS ENDED
                                                              SEPTEMBER 30,            SEPTEMBER 30,
                                                                    1995(A)           1996            1997
NET ASSET VALUE, BEGINNING OF PERIOD............                   $ 10.00         $  12.60         $  15.87
                                                              ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................                      0.01            (0.02)           (0.02)
   Net realized and unrealized gains (losses)
      on investments............................                      2.67             3.86             3.12
                                                              ------------     ------------     ------------
      Total from investment operations..........                      2.68             3.84             3.10
                                                              ------------     ------------     ------------
DISTRIBUTIONS
   Net investment income .......................                     (0.03)              --               --
   Net realized capital gains...................                     (0.05)           (0.57)            (1.52)
                                                              ------------     ------------     ------------
      Total distributions.......................                     (0.08)           (0.57)            (1.52)
                                                              ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD..................                   $ 12.60         $  15.87         $  17.45
                                                              ============     ============     ============
Ratio of net expenses to average net assets (b).                    1.25%*            1.25%            1.29%
Ratio of net investment income (loss) to average
     net assets (c).............................                    0.12%*           (2.19%)          (0.18%)
Portfolio turnover rate.........................                      84%               72%              44% (d)
Average commissions (per share).................                      --           $ 0.0378         $ 0.0390 (d)
Total return....................................                   26.96%            31.81%           21.73%
Net assets, end of period.......................                  $60,533          $144,528         $235,755

*Annualized
(a) From commencement of operations on October 17, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Investment Adviser, this ratio would have been 2.87 percent for the period ended September 30, 1995 and 1.34 percent for the year ended September 30, 1996.
(c) Computed giving effect to Adviser's expense limitation undertaking.
(d) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

FINANCIAL HIGHLIGHTS CONTINUED

Growth Opportunities Fund
(All amounts in thousands, except per-share data)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                   PERIOD
                                                                                    ENDED
                                                                            SEPTEMBER 30,
                                                                                  1997 (A)
                                                                                ---------
NET ASSET VALUE, BEGINNING OF PERIOD............................                 $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................                      --
   Net realized and unrealized gains (losses) on investments....                     .77
                                                                                 -------
      Total from investment operations..........................                     .77
DISTRIBUTIONS
   Net investment income........................................                      --
   Net realized capital gains...................................                      --
                                                                                 -------
      Total distributions.......................................                      --
NET ASSET VALUE, END OF PERIOD..................................                 $ 10.77
                                                                                 =======
Ratio of net expenses to average net assets (b).................                   1.25%*
Ratio of net investment income to average net assets (c)........                   0.02%*
Portfolio turnover rate.........................................                     3%
Average commissions (per share).................................                 $0.0708
Total return ...................................................                   7.70%
Net assets, end of period.......................................                 $49,830

*Annualized
(a) From commencement of operations on June 30, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.74 percent for the period ended September 30, 1997.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

FINANCIAL HIGHLIGHTS CONTINUED

GROWTH STOCK FUND
(All amounts in thousands, except per-share data)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       NINE
                                                                      YEAR           MONTHS
                                                                     ENDED            ENDED
                                                                  DECEMBER        SEPTEMBER
                                                                  31, 1987         30, 1988             1989
NET ASSET VALUE, BEGINNING OF PERIOD.............                 $  16.97        $  14.67          $  14.60
                                                              ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................                     0.24             0.19             0.34
   Net realized and unrealized gains (losses)
     on investments..............................                     0.46            (0.11)            4.51
                                                              ------------     ------------     ------------
      Total from investment operations...........                     0.70             0.08             4.85
                                                              ------------     ------------     ------------
DISTRIBUTIONS
   Net investment income ........................                    (0.29)           (0.15)           (0.34)
   Net realized capital gains....................                    (2.71)              --            (0.06)
                                                              ------------     ------------     ------------
      Total distributions........................                    (3.00)           (0.15)           (0.40)
                                                              ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD...................                 $  14.67         $  14.60         $  19.05
                                                              ============     ============     ============
Ratio of net expenses to average net assets .....                    0.65%           0.76%*            0.77%
Ratio of net investment income to average
     net assets..................................                    1.25%           1.62%*            2.05%
Portfolio turnover rate..........................                     143%             84%               47%
Average commissions (per share)..................                      --              --               --
Total return.....................................                    5.57%           0.54%           33.86%
Net assets, end of period........................                 $232,658        $195,641        $206,476

                                                                                YEARS ENDED SEPTEMBER  30,
                                                                      1990            1991              1992           1993
NET ASSET VALUE, BEGINNING OF PERIOD.............                 $  19.05        $  17.90          $  22.79       $  24.65
                                                              ------------    ------------     -------------    -----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................                     0.39            0.33              0.18           0.15
   Net realized and unrealized gains (losses)
     on investments..............................                    (1.17)           5.90              3.01           1.14
                                                              ------------    ------------     -------------    -----------
      Total from investment operations...........                    (0.78)           6.23              3.19           1.29
                                                              ------------    ------------     -------------    -----------
DISTRIBUTIONS
   Net investment income ........................                    (0.37)          (0.42)            (0.16)         (0.10)
   Net realized capital gains....................                       --           (0.92)            (1.17)         (0.95)
                                                              ------------    ------------     -------------    -----------
      Total distributions........................                    (0.37)          (1.34)            (1.33)        (1.05)
                                                              ------------    ------------     -------------    -----------
NET ASSET VALUE, END OF PERIOD...................                 $  17.90        $  22.79          $  24.65        $  24.89
                                                              ============    ============     =============    ============
Ratio of net expenses to average net assets .....                    0.73%           0.79%             0.92%           0.93%
Ratio of net investment income to average
     net assets..................................                    2.03%           1.63%             0.75%           0.59%
Portfolio turnover rate..........................                      40%             34%               23%             29%
Average commissions (per share)..................                      --              --                --              --
Total return.....................................                  (4.17%)          36.64%            14.37%           5.09%
Net assets, end of period........................                $206,031         $291,767          $372,758        $373,921
                                                                                 YEARS ENDED SEPTEMBER  30,
                                                                  1994            1995             1996             1997
NET ASSET VALUE, BEGINNING OF PERIOD.............                 $  24.89        $  23.58          $  26.13       $  28.79
                                                              ------------    ------------     -------------    -----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................                     0.13            0.12              0.08           0.01
   Net realized and unrealized gains (losses)
     on investments..............................                     0.41            5.60              5.01           8.79
                                                              ------------    ------------     -------------    -----------
      Total from investment operations...........                     0.54            5.72              5.09           8.80
                                                              ------------    ------------     -------------    -----------
DISTRIBUTIONS
   Net investment income ........................                    (0.12)          (0.15)            (0.10)         (0.07)
   Net realized capital gains....................                    (1.73)          (3.02)            (2.33)         (2.23)
                                                              ------------    ------------     -------------    -----------
      Total distributions........................                    (1.85)          (3.17)           (2.43)          (2.30)
                                                              ------------    ------------     -------------    -----------
NET ASSET VALUE, END OF PERIOD...................                 $  23.58        $  26.13          $  28.79        $  35.29
                                                              ============    ============     =============    ============
Ratio of net expenses to average net assets .....                    0.94%           0.99%             1.08%           1.07%
Ratio of net investment income to average
     net assets..................................                    0.50%           0.56%             0.32%           0.04%
Portfolio turnover rate..........................                      27%             36%               39%              5% (a)
Average commissions (per share)..................                      --              --           $ 0.0528        $ 0.0582 (a)
Total return.....................................                    2.10%          28.18%            21.04%          33.10%
Net assets, end of period........................                 $321,502        $360,336          $417,964        $607,699

*Annualized
(a) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).
Note: For the year ended September 30, 1989, the average amount of debt outstanding was $124, the average number of shares outstanding was 11,745, and the average amount of debt outstanding per share was $0.0106. The Fund had no borrowings during any other periods.

FINANCIAL HIGHLIGHTS CONTINUED

SPECIAL FUND
(All amounts in thousands, except per-share data)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       NINE
                                                                      YEAR           MONTHS
                                                                     ENDED            ENDED      YEARS ENDED
                                                                  DECEMBER        SEPTEMBER    SEPTEMBER 30,
                                                                  31, 1987         30, 1988             1989
NET ASSET VALUE, BEGINNING OF PERIOD.............                 $  16.95         $  12.83         $  15.12
                                                              ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................                     0.23             0.14             0.36
   Net realized and unrealized gains (losses)
     on investments..............................                     0.12             2.16             5.58
                                                              ------------     ------------     ------------
      Total from investment operations...........                     0.35             2.30             5.94
                                                              ------------     ------------     ------------
DISTRIBUTIONS
   Net investment income ........................                    (0.57)           (0.01)           (0.21)
   Net realized capital gains....................                    (3.90)              --            (0.06)
                                                              ------------     ------------     ------------
      Total distributions........................                    (4.47)           (0.01)           (0.27)
                                                              ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD...................                 $  12.83         $  15.12         $  20.79
                                                              ============     ============     ============
Ratio of net expenses to average net assets .....                    0.96%           0.99%*            0.96%
Ratio of net investment income (loss) to average
     net assets..................................                    1.32%           1.31%*            2.12%
Portfolio turnover rate..........................                     103%             42%               85%
Average commissions (per share)..................                      --              --                --
Total return.....................................                    4.27%          17.94%            40.00%
Net assets, end of period........................                 $187,997        $224,628          $322,056

Selected per-share data (for a share outstanding
throughout each period), ratios and supplemental data.
                                                                              YEARS ENDED SEPTEMBER 30,
                                                                     1990            1991              1992            1993
NET ASSET VALUE, BEGINNING OF PERIOD.............                $  20.79        $  16.64          $  19.87        $  20.90
                                                             ------------    ------------     -------------    ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................                    0.42            0.34              0.21            0.17
   Net realized and unrealized gains (losses)
     on investments..............................                   (2.10)           4.55              1.50            5.31
                                                             ------------    ------------     -------------    ------------
      Total from investment operations...........                   (1.68)           4.89              1.71            5.48
                                                             ------------    ------------     -------------    ------------
DISTRIBUTIONS
   Net investment income ........................                   (0.39)          (0.34)            (0.37)          (0.18)
   Net realized capital gains....................                   (2.08)          (1.32)            (0.31)          (1.16)
                                                             ------------    ------------     -------------    ------------
      Total distributions........................                   (2.47)          (1.66)            (0.68)          (1.34)
                                                             ------------    ------------     -------------    ------------
NET ASSET VALUE, END OF PERIOD...................                $  16.64        $  19.87          $  20.90        $  25.04
                                                             ============    ============     =============    ============
Ratio of net expenses to average net assets .....                   1.02%           1.04%             0.99%           0.97%
Ratio of net investment income (loss) to average
     net assets..................................                   2.33%           2.11%             0.99%           0.92%
Portfolio turnover rate..........................                     70%             50%               40%             42%
Average commissions (per share)..................                     --              --                --              --
Total return.....................................                  (8.78%)         32.18%             8.96%          27.35%
Net assets, end of period........................                $361,065        $587,259          $626,080      $1,076,818

                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                      1994            1995              1996            1997
NET ASSET VALUE, BEGINNING OF PERIOD.............                 $  25.04        $  23.54          $  25.26        $  27.39
                                                              ------------    ------------     -------------    ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................                     0.15            0.13              0.01           (0.06)
   Net realized and unrealized gains (losses)
     on investments..............................                     0.33            3.05              4.14            8.57
                                                              ------------    ------------     -------------    ------------
      Total from investment operations...........                     0.48            3.18              4.15             8.51
                                                              ------------    ------------     -------------    ------------
DISTRIBUTIONS
   Net investment income ........................                    (0.21)          (0.15)            (0.11)             --
   Net realized capital gains....................                    (1.77)          (1.31)            (1.91)          (2.11)
                                                              ------------    ------------     -------------    ------------
      Total distributions........................                    (1.98)          (1.46)            (2.02)          (2.11)
                                                              ------------    ------------     -------------    ------------
NET ASSET VALUE, END OF PERIOD...................                 $  23.54        $  25.26          $  27.39        $  33.79
                                                              ============    ============     =============    ============
Ratio of net expenses to average net assets .....                    0.96%           1.02%             1.18%            1.14%
Ratio of net investment income (loss) to average
     net assets..................................                    0.91%           0.56%             0.03%           (0.17%)
Portfolio turnover rate..........................                      58%             41%               32%               7% (a)
Average commissions (per share)..................                      --              --          $  0.0482         $ 0.0382 (a)
Total return.....................................                    2.02%          14.60%            17.89%           33.67%
Net assets, end of period........................               $1,243,885      $1,201,469        $1,158,498       $1,327,578

*Annualized
(a) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

FINANCIAL HIGHLIGHTS CONTINUED

CAPITAL OPPORTUNITIES FUND
(All amounts in thousands, except per-share data)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                       NINE
                                                                      YEAR           MONTHS
                                                                     ENDED            ENDED      YEARS ENDED
                                                                  DECEMBER        SEPTEMBER    SEPTEMBER 30,
                                                                  31, 1987         30, 1988             1989
                                                              ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD............                  $  13.38         $  10.62         $  10.78
                                                              ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................                      0.03             0.03             0.05
   Net realized and unrealized gains (losses)
     on investments.............................                      0.62             0.13             3.86
                                                              ------------     ------------     ------------
     Total from investment operations...........                      0.65             0.16             3.91
                                                              ------------     ------------     ------------
DISTRIBUTIONS
   Net investment income .......................                     (0.05)              --            (0.05)
   Net realized capital gains...................                     (3.36)              --            (0.06)
                                                              ------------     ------------     ------------
     Total distributions........................                     (3.41)              --            (0.11)
                                                              ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD..................                  $  10.62         $  10.78         $  14.58
                                                              ============     ============     ============
Ratio of net expenses to average net assets.....                     0.95%           1.01%*            1.09%
Ratio of net investment income (loss) to
     average net assets.........................                     0.18%           0.34%*            0.42%
Portfolio turnover rate.........................                      133%            164%              245%
Average commissions (per share).................                        --              --                --
Total return....................................                     9.38%           1.51%            36.68%
Net assets, end of period.......................                  $171,973        $194,160          $272,805

                                                                              YEARS ENDED SEPTEMBER 30,
                                                                      1990            1991              1992            1993
NET ASSET VALUE, BEGINNING OF PERIOD............                   $ 14.58        $   7.32          $  11.00        $  11.56
                                                              ------------    ------------     -------------    ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................                      0.06            0.11              0.06            0.01
   Net realized and unrealized gains (losses)
     on investments.............................                     (4.72)           3.73              0.60            3.91
                                                              ------------    ------------     -------------    ------------
     Total from investment operations...........                     (4.66)           3.84              0.66            3.92
                                                              ------------    ------------     -------------    ------------
DISTRIBUTIONS
   Net investment income .......................                     (0.06)          (0.08)            (0.10)          (0.04)
   Net realized capital gains...................                     (2.54)          (0.08)               --              --
                                                              -------------    ------------     -------------    ------------
     Total distributions........................                     (2.60)          (0.16)           (0.10)            (0.04)
                                                              ------------    ------------     -------------    ------------
NET ASSET VALUE, END OF PERIOD..................                  $   7.32        $  11.00         $  11.56         $  15.44
                                                              ============    ============     =============    ============

Ratio of net expenses to average net assets.....                     1.14%           1.18%             1.06%           1.06%
Ratio of net investment income (loss) to average
     net assets.................................                     0.43%           1.19%             0.42%           0.09%
Portfolio turnover rate.........................                      171%             69%               46%             55%
Average commissions (per share).................                       --              --                --              --
Total return....................................                  (37.51%)          53.51%             5.99%          34.01%
Net assets, end of period.......................                  $86,342         $129,711          $118,726        $153,101

                                                                                YEARS ENDED SEPTEMBER 30,
                                                                      1994            1995              1996            1997
NET ASSET VALUE, BEGINNING OF PERIOD............                  $  15.44        $  15.79          $  21.69        $  31.04
                                                              ------------    ------------     -------------    ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................                      0.02            0.01             (0.06)          (0.17)
   Net realized and unrealized gains (losses)
          on investments........................                      0.34            5.91             10.41           (1.77)
                                                              ------------    ------------     -------------    ------------
     Total from investment operations...........                      0.36            5.92             10.35           (1.94)
                                                              ------------    ------------     -------------    ------------
DISTRIBUTIONS
   Net investment income .......................                     (0.01)          (0.02)            (0.01)             --
   Net realized capital gains...................                        --              --             (0.99)             --
                                                              ------------    ------------     -------------    ------------
     Total distributions........................                     (0.01)          (0.02)            (1.00)             --
                                                              ------------    ------------     -------------    ------------
NET ASSET VALUE, END OF PERIOD..................                  $  15.79        $  21.69          $  31.04        $  29.10
                                                              ============    ============     =============    ============
Ratio of net expenses to average net assets.....                     0.97%           1.05%            1.22%            1.17%
Ratio of net investment income (loss) to average
     net assets.................................                     0.04%           0.08%           (0.40%)          (0.69%)
Portfolio turnover rate.........................                       46%             60%              22%              35%
Average commissions (per share).................                       --              --         $  0.0555         $ 0.0487
Total return....................................                     2.31%          37.46%           49.55%           (6.25%)
Net assets, end of period.......................                  $175,687        $242,381       $1,684,538       $1,110,642

*Annualized
All per-share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.
Note:  For the periods indicated below, bank borrowing activity was as follows:

                    DEBT OUTSTANDING          AVERAGE    AVERAGE SHARES
                              AT END   DEBT OUTSTANDING     OUTSTANDING     AVERAGE DEBT
                           OF PERIOD    DURING PERIOD     DURING PERIOD        PER SHARE
PERIOD ENDED           (IN THOUSANDS)   (IN THOUSANDS)    (IN THOUSANDS)   DURING PERIOD
December 31, 1987......          $--          $ 292            16,008         $0.0183
September 30, 1988.....           --             56            17,206          0.0033
September 30, 1989.....           --            422            16,066          0.0263
September 30, 1990.....          200          1,042            15,944          0.0654
The Fund had no borrowings during any other periods.

FINANCIAL HIGHLIGHTS CONTINUED

SR&F GROWTH STOCK PORTFOLIO

                                                                    PERIOD
                                                                     ENDED
                                                             SEPTEMBER 30,
                                                                  1997 (A)
                                                                ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets......       0.52%*
Ratio of net expenses to average net assets...............       0.63%*
Portfolio turnover rate...................................         22%
Average commissions (per share)...........................      $ 0.0575

*Annualized
(a) From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED

SR&F Special Portfolio
                                                                 PERIOD
                                                                  ENDED
                                                          SEPTEMBER 30,
                                                                1997 (A)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets.......      0.31%*
Ratio of net expenses to average net assets................      0.75%*
Portfolio turnover rate....................................         8%
Average commissions (per share)............................     $ 0.0382

*Annualized
(a) From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED

SR&F Special Venture Portfolio
                                                                 PERIOD
                                                                  ENDED
                                                          SEPTEMBER 30,
                                                                1997 (A)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets......       0.31%*
Ratio of net expenses to average net assets...............       0.82%*
Portfolio turnover rate...................................         58%
Average commissions (per share)...........................   $ 0.0456

*Annualized
(a) From commencement of operations on February 3, 1997.

Report of Independent Public Accountants

To the Board of Trustees and
 Shareholders of:

Stein Roe Investment Trust
 Stein Roe Growth Stock Fund
 Stein Roe Growth
  Opportunities Fund
 Stein Roe Special Fund
 Stein Roe Special Venture Fund
 Stein Roe Capital
  Opportunities Fund

SR&F Base Trust
 SR&F Growth Stock Portfolio
 SR&F Special Portfolio
 SR&F Special Venture Portfolio

We have audited the accompanying balance sheets of Stein Roe Growth Stock Fund, Stein Roe Special Fund and Stein Roe Special Venture Fund and the accompanying balance sheets, including the schedules of investments, of SR&F Growth Stock Portfolio, Stein Roe Growth Opportunities Fund, SR&F Special Portfolio, SR&F Special Venture Portfolio and Stein Roe Capital Opportunities Fund as of September 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for SR&F Growth Stock Portfolio, Stein Roe Growth Opportunities Fund, SR&F Special Portfolio, SR&F Special Venture Portfolio and Stein Roe Capital Opportunities Fund included confirmation of securities owned as of September 30, 1997, by corre spondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&FSpecial Portfolio and SR&F Special Venture Portfolio, as of September 30, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 11, 1997

Investment Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

Officers
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
 Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
 Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

              Effective Jan. 1, 1998, the Funds will be distributed
                     by Liberty Financial Investments, Inc.
                                  Member, SIPC

                                                                    EQ11A 11/97